                           STI CLASSIC VARIABLE TRUST

                           INVESTMENT GRADE BOND FUND
                              CAPITAL GROWTH FUND
                            VALUE INCOME STOCK FUND
                              MID-CAP EQUITY FUND
                           INTERNATIONAL EQUITY FUND
                             SMALL CAP EQUITY FUND

                        INVESTMENT ADVISOR TO THE FUNDS:
                  STI CAPITAL MANAGEMENT, N.A. (THE "ADVISOR")

The STI Classic Variable Trust (the "Trust") is a mutual fund that offers shares in a number of separate investment portfolios. This Prospectus sets forth concisely the information about the shares of the above-referenced Funds (each a "Fund" and, collectively, the "Funds"). The Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts ("Contracts") issued by various life insurance companies ("Insurers").

A Statement of Additional Information relating to the Funds dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing to the Trust at Oaks, Pennsylvania 19456, or by calling 1-800-453-6038. The Statement of Additional Information is incorporated into this Prospectus by reference.

The purchaser of a Contract should read this Prospectus in conjunction with the prospectus for his or her Contract.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TRUST'S SHARES ARE NOT SPONSORED, ENDORSED, OR GUARANTEED BY ANY BANK AND ARE NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY. INVESTING IN THE FUNDS INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

MAY 1, 1998

2

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Trust's Statement of Additional Information relating to the Funds incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or SEI Investments Distribution Co. (the "Distributor"). This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

Throughout this Prospectus, the Investment Grade Bond Fund, which invests primarily in bonds and other fixed income instruments, may be referred to as the "Bond Fund" and the Capital Growth, Value Income Stock, Mid-Cap Equity, International Equity and Small Cap Equity Funds may be referred to as the "Equity Funds."

                               TABLE OF CONTENTS

Expense Summary...........................................................     3
The Trust.................................................................     5
Funds and Investment Objectives...........................................     5
Investment Policies and Strategies........................................     5
General Investment Policies and
  Strategies..............................................................     9
Investment Risks..........................................................    10
Investment Limitations....................................................    11
Performance Information...................................................    12
Purchase and Redemption of Fund
  Shares..................................................................    12
Net Asset Value...........................................................    12
Dividends and Distributions...............................................    12
Tax Information...........................................................    13
STI Classic Variable Trust Information....................................    13
The Trust.................................................................    13
Board of Trustees.........................................................    14
Investment Advisor........................................................    14
Portfolio Managers........................................................    14
Banking Laws..............................................................    15
Distribution..............................................................    15
Administration............................................................    16
Transfer Agent and Dividend Disbursing Agent..............................    16
Custodian.................................................................    16
Legal Counsel.............................................................    16
Independent Public Accountants............................................    16
Other Information.........................................................    16
Voting Rights.............................................................    16
Reporting.................................................................    17
Shareholder Inquiries.....................................................    17
Description of Permitted Investments......................................    17
Addresses.................................................................   A-1

3

EXPENSE SUMMARY

Below is a summary of the estimated annual operating expenses for each Fund. Actual expenses may vary.

                 FUND EXPENSES (AS A PERCENTAGE OF FUND ASSETS)
              (NET OF VOLUNTARY REDUCTIONS AND REIMBURSEMENTS)(1)

                                            ADVISORY       OTHER      TOTAL FUND OPERATING
PORTFOLIO                                     FEES        EXPENSES          EXPENSES
----------------------------------------  ------------  ------------  ---------------------
Investment Grade Bond Fund..............        0.00%          .75%              .75%
Capital Growth Fund.....................         .70%          .45%             1.15%
Value Income Stock Fund.................         .52%          .43%              .95%
Mid-Cap Equity Fund.....................         .53%          .62%             1.15%
International Equity Fund...............        0.00%         1.60%             1.60%
Small Cap Equity Fund(2)................        0.00%         1.20%             1.20%

------------
(1) Absent voluntary reductions and reimbursements, Advisory Fees, Other Expenses and Total Fund Operating Expenses expressed as a percentage of average net assets of each Fund would be: Investment Grade Bond Fund -- .74%, .84% and 1.58%; Capital Growth Fund -- 1.15%, .45% and 1.60%; Value
    Income Stock Fund -- .80%, .43% and 1.23%; Mid-Cap Equity Fund -- 1.15%, .62% and 1.77%; International Equity Fund -- 1.25%, 1.68% and 2.93%; and Small Cap Equity Fund -- 1.15%, 1.24% and 2.39%.

(2) Other Expenses are based on estimated amounts for the current year.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------  -----------  -----------  -----------  -----------
Investment Grade Bond Fund..............   $       8    $      24    $      42    $      93
Capital Growth Fund.....................   $      12    $      37    $      63    $     140
Value Income Stock Fund.................   $      10    $      30    $      53    $     117
Mid-Cap Equity Fund.....................   $      12    $      37    $      63    $     140
International Equity Fund...............   $      16    $      50    $      87    $     190
Small Cap Equity Fund...................   $      12    $      38           --           --

THE EXAMPLE IS BASED UPON THE TOTAL OPERATING EXPENSES OF THE FUNDS AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Trust.

4

FINANCIAL HIGHLIGHTS

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the Report of Arthur Andersen LLP, in the Trust's 1997 Annual Report to Shareholders. Additional performance information regarding each Fund is contained in the Trust's Annual Report to Shareholders and is available upon request and without charge by calling 1-800-453-6038.

For a Share Outstanding Throughout Each Period Ended December 31,

                                                       NET REALIZED
                                                           AND
                              NET ASSET      NET        UNREALIZED    DISTRIBUTIONS
                                VALUE     INVESTMENT      GAINS         FROM NET      DISTRIBUTIONS   NET ASSET
                              BEGINNING     INCOME     (LOSSES) ON     INVESTMENT     FROM REALIZED   VALUE END    TOTAL
                              OF PERIOD     (LOSS)     INVESTMENTS       INCOME       CAPITAL GAINS   OF PERIOD   RETURN
                              ---------   ----------   ------------   -------------   -------------   ---------   -------
VALUE INCOME STOCK FUND
  1997......................   $12.41       $0.28          $3.02         $(0.28)         $(0.22)       $15.21     26.82%
  1996......................   $10.67       $0.23          $1.74         $(0.23)         $   --        $12.41     18.64%
  1995 (1)..................   $10.00       $0.06          $0.67         $(0.06)         $   --        $10.67      7.31%*
MID-CAP EQUITY FUND(A)
  1997......................   $11.86      $(0.01)         $2.64         $(0.01)         $(0.51)       $13.97     22.23%
  1996......................   $10.27       $0.06          $1.59         $(0.06)         $   --        $11.86     16.05%
  1995 (1)..................   $10.00       $0.05          $0.27         $(0.05)         $   --        $10.27      3.19%*
CAPITAL GROWTH FUND
  1997......................   $13.06       $0.10          $4.63         $(0.10)         $(0.42)       $17.27     36.54%
  1996......................   $10.66       $0.12          $2.40         $(0.12)         $   --        $13.06     23.75%
  1995 (1)..................   $10.00       $0.04          $0.66         $(0.04)         $   --        $10.66      6.96%*
INVESTMENT GRADE BOND FUND
  1997......................    $9.92       $0.58          $0.27         $(0.58)         $   --        $10.19      8.84%
  1996......................   $10.25       $0.54         $(0.33)        $(0.54)         $   --        $ 9.92      2.29%
  1995 (1)..................   $10.00       $0.13          $0.25         $(0.13)         $   --        $10.25      3.68%*
INTERNATIONAL EQUITY FUND
  1997......................   $10.16       $0.03          $1.68         $   --          $   --        $11.87     16.84%
  1996(2)...................   $10.00       $0.01          $0.16         $(0.01)         $   --        $10.16      1.70%*
SMALL CAP EQUITY FUND
  1997 (3)..................   $10.00       $0.03         $(0.23)        $(0.03)         $   --        $ 9.77     (2.05)%*

                                                                                       RATIO OF NET
                                                                        RATIO OF        INVESTMENT
                                                       RATIO OF NET    EXPENES TO      INCOME (LOSS)
                                                        INVESTMENT     AVERAGE NET     TO AVERGE NET
                                            RATIO OF      INCOME         ASSETS           ASSETS
                              NET ASSETS    EXPENSES    (LOSS) TO      (EXCLUDING       (EXCLUDING     PORTFOLIO  AVERAGE

                                END OF     TO AVERAGE  AVERAGE NET     WAIVERS AND      WAIVERS AND    TURNOVER  COMMISSION

                             PERIOD (000)  NET ASSETS     ASSETS     REIMBURSEMENTS)  REIMBURSMENTS)     RATE     RATE(4)

                             ------------  ----------  ------------  ---------------  ---------------  --------  ----------


VALUE INCOME STOCK FUND
  1997......................   $72,747        0.95%        2.09%           1.23%            1.81%       104.84%   $0.0536

  1996......................   $31,216        0.95%        2.45%           1.95%            1.45%        79.80%   $0.0540

  1995 (1)..................   $ 4,015        0.95%        2.98%           5.72%           (1.79)%        7.17%    N/A

MID-CAP EQUITY FUND(A)
  1997......................   $23,913        1.15%       (0.07)%          1.77%           (0.69)%      138.98%   $0.0322

  1996......................   $14,294        1.15%        0.58%           2.79%           (1.06)%      139.60%   $0.0530

  1995 (1)..................   $ 3,409        1.15%        2.22%           6.34%           (2.97)%       13.29%    N/A

CAPITAL GROWTH FUND
  1997......................   $61,877        1.15%        0.70%           1.60%            0.25%       195.86%   $0.0503

  1996......................   $25,189        1.15%        1.15%           2.43%           (0.13)%      148.48%   $0.0530

  1995 (1)..................   $ 3,778        1.15%        1.69%           6.18%           (3.34)%        8.05%    N/A

INVESTMENT GRADE BOND FUND
  1997......................   $ 9,902        0.75%        5.81%           1.58%            4.98%       219.22%    N/A

  1996......................   $ 8,039        0.75%        5.54%           2.78%            3.51%       303.30%    N/A

  1995 (1)..................   $ 3,115        0.75%        5.04%           6.05%           (0.26)%      108.55%    N/A

INTERNATIONAL EQUITY FUND
  1997......................   $13,847        1.60%        0.41%           2.93%           (0.92)%       99.14%   $0.0248

  1996(2)...................   $   995        1.60%        1.83%          31.39%          (27.96)%          --%   $0.0620

SMALL CAP EQUITY FUND
  1997 (3)..................   $ 7,563        1.20%        1.62%           2.66%            0.16%         4.11%   $0.0320


(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
(3) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
  * Returns are for the period indicated and have not been annualized.
(A) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.
Amounts designated as "--" are either $0 or rounded to $0.

5

THE TRUST

STI CLASSIC VARIABLE TRUST (the "Trust") is a diversified, open-end management investment company that provides a convenient and economical means of investing in several professionally managed portfolios of securities. The Trust currently offers units of beneficial interest ("shares") in a number of separate Funds. The Trust is intended exclusively as an investment vehicle for variable annuity or variable life insurance contracts offered by the separate accounts of various insurance companies. Each share of each Fund represents an undivided, proportionate interest in that Fund.

FUNDS AND INVESTMENT OBJECTIVES

BOND FUND:

THE INVESTMENT GRADE BOND FUND seeks to provide as high a level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities.

EQUITY FUNDS:

THE CAPITAL GROWTH FUND seeks to provide capital appreciation by investing primarily in a portfolio of common stocks, warrants and securities convertible into common stock which in the Advisor's opinion are undervalued in the marketplace at the time of purchase.

THE VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

THE MID-CAP EQUITY FUND seeks to provide capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of small to mid-size companies with above-average growth of earnings. Current income will not be an important criterion of investment selection and any such income should be considered incidental.

THE INTERNATIONAL EQUITY FUND seeks to provide long term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

THE SMALL CAP EQUITY FUND seeks to provide capital appreciation with a secondary goal of achieving current income.

There can be no assurance that a Fund will achieve its investment objective. The investment objectives of each Fund are nonfundamental and may be changed without investor approval.

INVESTMENT POLICIES AND STRATEGIES

INVESTMENT GRADE BOND FUND

The Investment Grade Bond Fund will invest exclusively in investment grade obligations rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Advisor to be of comparable quality at the time of purchase, including corporate debt obligations; mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities; obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities; custodial receipts involving U.S. Treasury obligations; securities of the government of Canada and its provincial and local governments; securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; obligations of supranational entities and sponsored American Depositary Receipts ("ADRs") that are traded on exchanges or listed on Nasdaq. Under normal circumstances, at least 65% of the Fund's total assets will be invested in corporate and government bonds and debentures.

6

The Fund may purchase mortgage-backed securities issued or guaranteed as to the payment of principal and interest by the U.S. Government or its agencies or instrumentalities or, subject to a limit of 25% of the Fund's assets, mortgage-backed securities issued by private issuers. These mortgage-backed securities may be backed or collateralized by fixed, adjustable or floating rate mortgages. The Fund may also invest in asset-backed securities which consist of securities backed by company receivables, truck and auto loans, leases, credit card receivables and home equity loans.

In order to reduce interest rate risk, and subject to a general limit of 25% of the Fund's assets, the Fund may purchase floating or variable rate securities. Some floating or variable rate securities will be subject to interest rate "caps" or "floors." It may also buy securities on a when-issued basis, medium term notes, putable securities and zero coupon securities. The Fund may also invest up to 10% of its assets in restricted securities. The Fund may also engage in futures and options transactions.

Under normal market conditions, it is anticipated that the Fund's average weighted maturity will range from 4 to 10 years. In the case of mortgage-related securities and asset-backed securities, maturity will be determined based on the expected average life of the security. The Fund may shorten its average weighted maturity to as little as 90 days if deemed appropriate for temporary defensive purposes. By so limiting the maturity of its investments, the Fund expects that its net asset value will experience less price movement in response to changes in interest rates than the net asset values of mutual funds investing in similar credit quality securities with longer maturities.

The Fund's portfolio turnover rate for the fiscal year ended December 31, 1997 was 219%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower. See "Tax Information."

CAPITAL GROWTH FUND

The Capital Growth Fund invests primarily in a diversified portfolio of common stocks, warrants, and securities convertible into common stocks which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. In selecting securities for the Fund, the Advisor will evaluate factors believed to affect capital appreciation such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team. Dividend and interest income is incidental to growth of capital. The Advisor will rotate the Capital Growth Fund's holdings between various market sectors based on economic analysis of the overall business cycle. Under normal conditions, at least 65% of the total assets of the Capital Growth Fund will be invested in common stocks.

All of the common stocks in which the Fund invests are traded on registered exchanges or on the over-the-counter market in the United States. Assets of the Capital Growth Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on Nasdaq), pay-in-kind securities and bonds. The bonds that the Capital Growth Fund may purchase may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO or unrated securities of comparable quality. In addition, the Fund may invest up to 10% of its assets in restricted securities and may purchase securities on a when-issued basis.

The Fund's turnover rate for the fiscal year ended December 31, 1997 was 196%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower. See "Tax Information."

VALUE INCOME STOCK FUND

The Value Income Stock Fund seeks to provide current income by structuring its investments in an attempt to maintain the Fund's yield at a level above the average dividend yield of the securities comprising the S&P 500 Stock Index. Achieving such a yield will be the Fund's primary consideration when purchasing securities. A secondary objective of the Fund will be capital appreciation.

7

The Fund will invest at least 80% of its total assets in equity securities. Investments will consist primarily of common stocks, and, under normal market conditions, at least 65% of the Fund's assets will be invested in common stocks issued by corporations which have a history of paying regular dividends, although there can be no assurance that such corporations will continue to pay dividends. Other equity securities in which the Fund may invest are convertible debt securities, preferred stocks and warrants which are convertible into or exchangeable for common stocks; and U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on Nasdaq). All of the common stocks in which the Fund invests are traded on registered exchanges such as the New York or American Stock Exchanges or on the over-the-counter market in the United States (i.e., Nasdaq). The Fund may also purchase debt securities (corporate debt obligations and U.S. Treasury obligations) which may be rated in any rating category or may be unrated, provided that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO or unrated securities of comparable quality. The Fund may also invest in futures and options and may purchase securities on a when-issued basis.

The Fund will invest primarily in stocks of companies operating in all aspects of the U.S. and world economies that have a market capitalization of at least $500 million or more, that the Advisor believes possess fundamentally favorable long-term characteristics. However, stocks of companies with smaller market capitalizations and stocks that are out of favor in the financial community and in which little opportunity for price appreciation is recognized by the financial community may also be purchased if the Advisor believes they are undervalued.

The Fund's turnover rate for the fiscal year ended December 31, 1997 was 105%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower. See "Tax Information."

MID-CAP EQUITY FUND

The Mid-Cap Equity Fund invests primarily in a diversified portfolio of common stocks, preferred stocks, and securities convertible into common stocks of small to mid-size companies (i.e., $50 million to $1 billion and $500 million to $5 billion, respectively, as measured by their market capitalization), with above-average growth of earnings. Under normal conditions, at least 80% of the total assets of the Fund will be invested in equity securities, and as a non-fundamental policy, the Fund will invest at least 65% of its assets in mid-size companies. Current income will not be an important criterion of investment selection and any such income should be considered incidental. In selecting securities for the Fund, the Advisor will evaluate factors such as the issuer's background, industry position, historical returns on equity and experience and qualifications of the management team.

Most of the common stocks in which the Fund invests are traded on registered exchanges or in the over-the-counter market in the United States. Assets of the Fund not invested in the securities described above may be invested in U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs that are traded on exchanges or listed on Nasdaq), securities issued by mutual funds, repurchase agreements, warrants and bonds. The bonds that the Fund may purchase, including any variable or floating rate instruments, must be rated in at least the sixth highest rating category by an NRSRO, provided that this requirement shall not apply to the Fund's purchase of bonds issued by the government of Canada or by various supranational entities, and provided further that no more than 10% of the Fund's total assets will be invested in bonds rated below the fourth highest rating category by an NRSRO. The Fund may invest up to 10% of its assets in restricted securities and may purchase securities on a when-issued basis.

The Fund's turnover rate for the fiscal year ended December 31, 1997 was 139%. This rate of turnover, if continued, will likely result in higher brokerage commissions and higher levels of realized capital gains than if the turnover rate was lower. See "Tax Information."

8

INTERNATIONAL EQUITY FUND

The Fund, under normal market conditions will invest at least 65% of its assets in equity securities of foreign issuers consisting of common and preferred stocks, warrants, options and securities convertible into common stock.

Securities of foreign issuers purchased by the Fund may be purchased in foreign markets, on United States registered exchanges, the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or listed on Nasdaq, or sponsored or unsponsored European Depositary Receipts ("EDRs").

The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. The Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios exposure to changes in dollar exchange rates.

The Fund expects to be fully invested in the investments described above, but may invest up to 35% of its total assets in bonds and debentures issued by non-U.S. or U.S. companies, securities issued or guaranteed by foreign or U.S. governments and foreign and U.S. commercial paper. The Fund may invest in futures contracts, including stock index futures contracts, and options on futures contracts. The bonds that the Fund may purchase may be rated in any rating category or may be unrated provided that no more than 10% of the Fund's total assets will be rated below BBB by Standard & Poor's Corporation ("S&P") or below Baa by Moody's Investor Service, Inc. ("Moody's") or securities not rated by S&P or Moody's of comparable quality. When investing in bonds, the Fund may seek capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region. The Fund is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued basis, purchase restricted securities and purchase illiquid securities.

The Fund will invest in the foreign issues of at least three different countries outside the United States. A foreign issue is one the issuer of which (1) is organized under the laws of a specific country, (2) for which the principal securities trading market is in a specific country or (3) derives a significant proportion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in a specific country or which have at least 50 percent of its assets situated in that country. The Fund will invest primarily in developed countries (for example, Japan, Canada and the United Kingdom). In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing.

SMALL CAP EQUITY FUND

The Small Cap Equity Fund invests substantially all, and under normal market conditions at least 65%, of its assets in the equity securities of smaller companies (I.E., companies with market capitalizations of less than $1 billion) which, in the Advisor's opinion, are undervalued for above-average capital growth. Any remaining assets may be invested in the equity securities of companies with larger market capitalizations which the Advisor believes are also undervalued. The Fund may also invest in U.S. dollar denominated equity securities of foreign issuers (including ADRs). Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock.

In order to meet liquidity needs, or for temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, repurchase agreements, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better by one or more NRSROs. Investment grade bonds include securities rated at

9
least BBB by S&P or Baa by Moody's. Money market securities will only be purchased if they have been given one of the two top ratings by two or more NRSROs, or if not rated, determined to be of comparable quality by the Fund's Advisor. To the extent the Fund is engaged in temporary defensive investing, the Fund may not be pursuing its investment objective.

The Fund may engage in options transactions for hedging purposes only. The Fund will not invest more than 20% of its total assets in unsponsored ADR facilities.

The Fund may purchase securities on a "when-issued" basis and reserves the right to engage in standby commitments.

GENERAL INVESTMENT POLICIES AND STRATEGIES

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Fund except for the Small Cap Equity Fund (see above for the temporary defensive policies of the Small Cap Equity Fund), may invest up to 100% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, custodial receipts involving U.S. Treasury obligations, repurchase agreements, certificates of deposit, bankers' acceptances, and time deposits issued by banks or savings and loan associations and commercial paper rated in the highest rating category, and may hold a portion of its assets in cash. A Fund may not be pursuing its investment objective when it is engaged in temporary defensive investing.

In the event that a security owned by a Fund is downgraded below the stated rating categories, the Advisor will review and take appropriate action with regard to the security.

Each Fund may purchase securities issued by money market mutual funds. A Fund's purchase of shares of other investment companies is limited by the Investment Company Act of 1940 (the "1940 Act") and will ordinarily result in an additional layer of charges and expenses.

Each Fund may engage in securities lending and will limit such practice to 33 1/3% of its total assets (including the value of the collateral).

Each Fund may borrow money for temporary or emergency purposes in an amount not to exceed one-third of the value of its total assets. No Fund may purchase additional securities while its outstanding borrowings exceed 5% of its assets.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at a price approximating its carrying value.

The Equity Funds may invest in money market instruments for liquidity purposes.

Each Fund intends to comply in all material respects with current insurance laws and regulations applicable to separate accounts investing in the Fund. This operating policy is non-fundamental and can be changed by the Trustees at any time.

For additional information regarding permitted investments, see "Description of Permitted Investments" in this Prospectus and in the Statement of Additional Information.

10

INVESTMENT RISKS
ZERO COUPON OBLIGATIONS

Zero coupon obligations are sold at original issue discount and do not make periodic payments. Zero coupon obligations may be subject to greater fluctuations in value due to interest rate changes than interest bearing obligations. A Fund will be required to include the imputed interest in zero coupon obligations in its current income. Because each Fund distributes all of its net investment income to investors, a Fund may have to sell portfolio securities to distribute the income attributable to these obligations and securities at a time when the Advisor would not have chosen to sell such obligations or securities and which only result in a taxable gain or loss.

FOREIGN SECURITIES AND FOREIGN CURRENCY CONTRACTS

Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Foreign companies may also be subject to less government regulation than U.S. companies. Moreover, the dividends payable on the foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's investors. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

By entering into forward foreign currency contracts, the International Equity Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, also, they tend to limit any potential gain which might result should the value of such currency increase.

The International Equity Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

EQUITY SECURITIES

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national

11
securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security.

FIXED INCOME SECURITIES

The market value of a Fund's fixed income investments (I.E., bonds, debt instruments, debentures) will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's portfolio securities are not likely to affect cash income derived from these securities but will affect the Fund's net asset value.

Securities rated BBB by S&P or Baa by Moody's (the lowest respective ratings of investment grade bonds) are deemed to have speculative characteristics.

Guarantees of a Fund's portfolio securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

INVESTMENT LIMITATIONS

The following investment limitations constitute fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

    1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

    2. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be

12
       considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, including any sales charge imposed, for designated time periods (including, but not limited to, the period from which a Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gains distributions.

Each Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

PURCHASE AND REDEMPTION OF FUND SHARES

Shares of each Fund cannot be purchased directly, but only through a Contract offered through an insurance company separate account. Please refer to the prospectus for the Contract for information on how to make investments and redemptions. Shares of the Funds are sold in a continuous offering to separate accounts of insurance companies to fund Contracts.

The separate accounts purchase and redeem Shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to the terms of the Contracts, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange ("NYSE") is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's investors.

NET ASSET VALUE

The net asset value of each Fund's Shares is determined at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern time), each business day. Net asset value per share is calculated for purchases and redemptions of Shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of Shares of that Fund outstanding. Values of assets in each Fund's portfolio are determined on the basis of market value or by means of valuation methods approved by the Board of Trustees and described in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income (exclusive of capital gains) are declared on each business day and paid monthly by the Bond Fund. Dividends from net investment income (exclusive of capital gains) are

13
declared and paid quarterly by each Equity Fund, except the International Equity Fund. Dividends for the International Equity Fund are declared and paid annually. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Net income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Fund's assets, (ii) plus the accrued market discount and minus the amortization of market premium on such assets, (iii) plus dividend or distribution income on such assets, (iv) less accrued expenses directly attributable to the Fund and the general expenses of the Trust prorated to the Fund on the basis of its relative net assets. Shareholders of record on the record date will be entitled to receive dividends.

The net asset value of Shares of the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in the form of additional Shares of the same Fund.

TAX INFORMATION

The following discussion is only a brief summary of the federal income tax consequences to the Funds and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action. For more information about the tax consequences of an investment in a Contract, see the attached prospectus for that Contract.

Each Fund intends to qualify separately each year as a "regulated investment company" ("RIC") as defined under Subchapter M of the Internal Revenue Code (the "Code").

As a RIC, each Fund will not be subject to federal income tax on its net investment income and net realized capital gains which are timely distributed to its insurance company shareholders. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to its shareholders. Very generally, an insurance company which is a shareholder of a Fund will determine its federal income tax liability with respect to distributions from that Fund pursuant to the special rules of Subchapter L of the Code.

Although the Trust intends that it and the Funds will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Fund or Funds incurring such liability will be adversely affected. In addition, Funds investing in foreign securities may be subject to foreign taxes. These taxes would reduce the investment performance of such Funds.

Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Fund by Subchapter M of the Code and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Failure of a Fund to satisfy the Section 817(h) requirements could result in adverse tax consequences to the Insurers and Owners of Contracts. Federal income taxation of Owners of Contracts is discussed in Federal Tax Matters located in the separate STI Classic Variable Annuity prospectus.

Certain additional tax information appears in the Statement of Additional Information.

STI CLASSIC VARIABLE TRUST INFORMATION
THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate portfolios of shares. All consideration received by the Trust for Shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.

14

The Trust's Board of Trustees will monitor potential conflicts between variable life insurance policies and variable annuity contracts or among insurance company shareholders and will determine what, if any, action should be taken to resolve any conflicts. Such action could include the redemption of shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. In such circumstances, the Trustees of the Trust were to conclude that separate funds should be established for variable life and variable annuity separate accounts, variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale resulting from a larger combined fund. The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the Shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

BOARD OF TRUSTEES

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

INVESTMENT ADVISOR

STI Capital Management, N.A. ("STI Capital" or the "Advisor") serves as the Advisor to the Funds. As of December 31, 1997, STI Capital had discretionary management authority with respect to assets of approximately $13.7 billion. The principal business address of the Advisor is P.O. Box 3808, Orlando, Florida 32802.

The Advisor is an indirect wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), a southeastern regional bank holding company with assets of $58 billion as of December 31, 1997. SunTrust ranks among the twenty five largest U.S. banking companies. Its three principal subsidiaries--operating in Florida, Georgia, and Tennessee--provide a wide range of personal and corporate banking, trust, and investment services through more than 600 locations in the three-state area. Total discretionary assets under management with SunTrust Banks, Inc. equalled approximately $67.4 billion as of December 31, 1997.

The Trust and the Advisor have entered into an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor makes the investment decisions for the assets of the Funds it advises and continuously reviews, supervises and administers its Funds' investment program. The Advisor discharges its responsibilities subject to the supervision of, and policies established by, the Trustees of the Trust. STI CLASSIC VARIABLE TRUST FUNDS ARE NOT DEPOSITS, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT ENDORSED OR GUARANTEED BY AND DO NOT CONSTITUTE OBLIGATIONS OF SUNTRUST BANKS, INC. OR ANY OF ITS AFFILIATES. INVESTMENTS IN THE FUNDS INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE AND SHARES AT REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THERE IS NO GUARANTEE THAT ANY STI CLASSIC VARIABLE TRUST FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. With respect to all Funds, the Advisor may execute brokerage or other agency transactions through affiliates of the Advisor.

For the services provided and expenses incurred pursuant to the Advisory Agreement, STI Capital is entitled to receive advisory fees computed daily and paid monthly at the annual rate of .74%, 1.15%, .80%, 1.15%, 1.25% and 1.15% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, International Equity Fund and Small Cap Equity Fund, respectively.

From time to time, the Advisor may voluntarily waive advisory fees payable by a Fund. Currently, the Advisor has agreed to voluntary reductions in its fees at the amounts set forth in the Expense Summary. Voluntary reductions of fees may be terminated at any time.

15

PORTFOLIO MANAGERS

Mr. L. Earl Denney has been responsible for the day-to-day management of the Investment Grade Bond Fund since its inception. Mr. Denney has served as Managing Director of STI Capital since 1983.

Mr. Anthony Gray has been responsible for the day-to-day management of the Capital Growth Fund since its inception. Mr. Gray has served as Chief Executive Officer and Chief Investment Officer of STI Capital since 1980.

Mr. Mills Riddick has been responsible for the day-to-day management of the Value Income Stock Fund since its inception. Mr. Riddick has served as Managing Director of STI Capital from 1989.

Mr. Elliott A. Perny has been responsible for the day-to-day management of the Mid-Cap Equity Fund since October 1, 1996. Mr. Perny has served as Managing Director of STI Capital since 1992 and has served as a portfolio manager with STI Capital since 1982.

Mr. Ned Dau has been responsible for the day-to-day management of the International Equity Fund since May 1, 1997. Prior to joining STI Capital, he was an international equity analyst for American Express Financial Advisors from 1995 to 1997 and the Principal Financial Group from 1992 to 1995.

Mr. Brett Barner, CFA, has been responsible for the day-to-day management of the Small Cap Equity Fund since it commenced operations. Mr. Barner has been a portfolio manager with STI Capital since 1990.

BANKING LAWS

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or its affiliates from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and generally prohibit banks from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as an investment advisor, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. The Advisor believes that each may perform the services for the STI Classic Variable Trust contemplated by their agreements described in this Prospectus without violation of applicable banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Advisors from continuing to perform services for the STI Classic Variable Trust. If the Advisor was prohibited from providing services to the STI Classic Variable Trust, the Board of Trustees would consider selecting other qualified firms. Any new investment advisory agreements would be subject to investor approval.

If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Advisor, or its affiliates, would consider the possibility of offering to perform additional services for the STI Classic Variable Trust. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the Advisor, or such affiliates, might offer to provide such services.

DISTRIBUTION

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), distributes the Funds' Shares to the separate accounts, which purchase and redeem these shares at net asset value without sales or redemption charges.

The Trust reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Trust to accept such order.

16

With respect to each of the Funds, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

ADMINISTRATION

SEI Fund Resources (the "Administrator") and the Trust are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with certain administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel, and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .12% of the Trust's average aggregate daily net assets on the first $1 billion, .09% of the assets in excess of $1 billion but less than $5 billion, .07% of the assets in excess of $5 billion but less than $8 billion, .065% of the assets in excess of $8 billion but less than $10 billion, and .06% of the assets in excess of $10 billion. From time to time, the Administrator may voluntarily waive all or a portion of the administration fee payable with respect to the Trust.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is the Transfer Agent for the shares of the Trust and dividend disbursing agent for the Trust.

CUSTODIAN

The Bank of New York, One Wall Street, New York, New York serves as Custodian of the assets of each Fund. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, Philadelphia, Pennsylvania, serves as legal counsel to the Trust.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants to the Trust are Arthur Andersen LLP, Philadelphia, Pennsylvania.

OTHER INFORMATION
VOTING RIGHTS

Each Share held entitles the investor of record to one vote. Each Fund will vote separately on matters relating solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of investors but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by investors at a special meeting called upon written request of investors owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the investors requesting the meeting.

The Insurers have advised the Trust that, whenever an investor vote is taken, the Insurer will give Contract owners and annuitants the opportunity to instruct them how to vote the number of Shares attributable to such Contracts. The Insurers have also stated that they will vote any Shares that they are entitled to vote directly, because of their attributable interests in the Trust, and any Shares attributable to Contracts for which instructions are not received, in the same proportion that Contract owners vote.

17

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to investors of record.

SHAREHOLDER INQUIRIES

Investors may contact their respective Insurers in order to obtain information on account statements, procedures and other related information.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

18

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

CORPORATE DEBT OBLIGATIONS -- Debt instruments issued by corporations with maturities exceeding 270 days. Such instruments may include putable corporate bonds and zero coupon bonds.

CUSTODIAL RECEIPTS -- Interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGERs"), and Certificates of Accrual on Treasury Securities ("CATS").

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments. See "Zero Coupon Obligations."

EUROPEAN DEPOSITARY RECEIPTS ("EDRs") -- EDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. EDRs may be available for investment through "sponsored" or "unsponsored" facilities. See also "ADRs."

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

19

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over seven days in length.

MEDIUM TERM NOTES -- Periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae securities are supported only by the credit of the instrumentality and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the

20
underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and thus is termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OBLIGATIONS OF SUPRANATIONAL ENTITIES -- Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS ON CURRENCIES -- A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

PAY-IN-KIND SECURITIES -- Pay-in-kind securities are bonds or preferred stock that pay interest or dividends in the form of additional bonds or preferred stock.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The custodian will hold the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the collateral or if the Fund realizes a loss on the sale of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

21

RESTRICTED SECURITIES -- Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. Rule 144A securities are securities that have not been registered under the Securities Act of 1933 but which may be traded between certain institutional investors including investment companies. The Trust's Board of Trustees is responsible for developing guidelines and procedures for determining the liquidity of restricted securities, and for monitoring the Advisor's implementation of the guidelines and procedures. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such Restricted Securities, the Advisor intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

RIGHTS -- Rights are instruments giving shareholders the right to purchase shares of newly-issued common stock below the public offering price before they are offered to the public.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDBY COMMITMENTS AND PUTS -- Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to the Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. GOVERNMENT SUBSIDIARY CORPORATIONS -- Securities of wholly-owned corporations of the U.S. Government (within the Department of Housing and Urban Development) which are secured by the full faith and credit of the U.S. Government (E.G., GNMA).

U.S. TREASURY OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments

22
bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON OBLIGATIONS -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

STI CLASSIC FUNDS ORGANIZATIONAL OVERVIEW

A-1

*          INVESTMENT ADVISOR

           STI Capital Management, N.A.               P.O. Box 3808
                                                      Orlando, FL 32802

*          DISTRIBUTOR

           SEI Investments Distribution Co.           Oaks, PA 19456

*          ADMINISTRATOR

           SEI Fund Resources                         Oaks, PA 19456

*          TRANSFER AGENT

           Federated Services Company                 Federated Investors Tower
                                                      Pittsburgh, PA 15222-3779

*          CUSTODIAN

           The Bank of New York                       One Wall Street
                                                      New York, NY 10286

*          LEGAL COUNSEL

           Morgan, Lewis & Bockius LLP                2000 One Logan Square
                                                      Philadelphia, PA 19103

*          INDEPENDENT PUBLIC ACCOUNTANTS

           Arthur Andersen LLP                        1601 Market Street
                                                      Philadelphia, PA 19103

                           STI CLASSIC VARIABLE TRUST

                              INVESTMENT ADVISOR:

                          STI CAPITAL MANAGEMENT, N.A.

    This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's prospectus dated May 1, 1998. Prospectuses may be obtained through the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
THE TRUST..................................................................   B-2
DESCRIPTION OF PERMITTED INVESTMENTS.......................................   B-2
INVESTMENT LIMITATIONS.....................................................  B-10
THE INVESTMENT ADVISOR.....................................................  B-11
THE ADMINISTRATOR..........................................................  B-12
THE DISTRIBUTOR............................................................  B-13
TRUSTEES AND OFFICERS OF THE TRUST.........................................  B-13
COMPUTATION OF YIELD.......................................................  B-15
CALCULATION OF TOTAL RETURN................................................  B-15
PURCHASE AND REDEMPTION OF SHARES..........................................  B-16
NET ASSET VALUE--PRICING OF PORTFOLIO SECURITIES...........................  B-17
TAXES......................................................................  B-17
FUND TRANSACTIONS..........................................................  B-18
TRADING PRACTICES AND BROKERAGE............................................  B-19
DESCRIPTION OF SHARES......................................................  B-21
SHAREHOLDER LIABILITY......................................................  B-21
5% AND 25% SHAREHOLDERS....................................................  B-22
LIMITATION OF TRUSTEES' LIABILITY..........................................  B-23
YEAR 2000..................................................................  B-23
EXPERTS....................................................................  B-23
APPENDIX...................................................................   A-1
FINANCIAL STATEMENTS.......................................................   F-8

May 1, 1998

                                   THE TRUST

    STI Classic Variable Trust (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares"). Each share of each Fund represents an equal proportionate interest in that series. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of various life insurance companies. This Statement of Additional Information relates to the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, International Equity Fund, and Small Cap Equity Fund. These various series are collectively referred to herein as the "Funds."

                      DESCRIPTION OF PERMITTED INVESTMENTS

VARIABLE RATE MASTER DEMAND NOTES

    Variable rate master demand notes may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for a Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

STRIPS

    Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities and are traded through the Federal Book-Entry System. The Advisor will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate a Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing investors' redemption rights and of deviations in the value of the shares of the Funds.

U.S. GOVERNMENT AGENCY SECURITIES

    Agencies of the U.S. Government which issue U.S. Government Agency Securities consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the U.S. Treasury (E.G., GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury and still others are supported only by the credit of the instrumentality (E.G., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

MORTGAGE-BACKED SECURITIES

    Mortgage-backed securities are securities issued or guaranteed by U.S. Government agencies or instrumentalities such as GNMA, Fannie Mae, and FHLMC. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

    A Fund may also invest in privately issued mortgage-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two highest categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying the CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

    REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

DETERMINING MATURITIES OF MORTGAGE-BACKED SECURITIES

    Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment for the Funds, it will be deemed to have a remaining maturity equal to its average life as estimated by the Advisor. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

ASSET-BACKED SECURITIES

    Asset-backed securities include company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

REPURCHASE AGREEMENTS

    Repurchase agreements are agreements by which a person (E.G., a Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

    Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

STANDBY COMMITMENTS AND PUTS

    The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in debt securities. The right to put securities depends on the writer's ability to pay for the securities at the time the put is exercised. Put transactions by the Funds are generally limited to institutions which the Advisor believes present minimal credit risks, and the Advisor would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

    The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to a Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in a Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

    Obligations of supranational agencies include those issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

WHEN-ISSUED SECURITIES

    For securities purchased on a when-issued basis, delivery and payment normally take place within 45 days after the date of commitment to purchase. A Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on these securities to the purchaser during this period. The payment obligation and the interest rate that will be received on these securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

    Segregated accounts will be established with the Custodian, and a Fund will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid securities in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

SECURITIES LENDING

    Each Fund may lend securities pursuant to agreements which require that the loans be continuously secured by collateral, at all times equal to 100% of the market value of the loaned securities, which consists of: cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets (including the value of the collateral) taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor to be of good standing and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker-dealer affiliate of the Advisor as a broker in these transactions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

    Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

    Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

    After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

    Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts and related options only for bona fide hedging purposes.

    Regulations of the Commodity Futures Trading Commission applicable to the Funds require that the futures transactions and related options constitute bona fide hedging transactions, except that the International Equity Fund may enter into such transactions for other than bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

    Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RISK FACTORS IN FUTURES TRANSACTIONS

    Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

    The Funds will minimize the risk that they will be unable to close out a futures contract by entering into futures contracts only if they are traded on national futures exchanges and for which there appears to be a liquid secondary market.

    The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds will be engaged in futures transactions only for hedging purposes, the Advisor does not believe that the Funds will generally be subject to the risks of loss frequently associated with futures transactions. The Funds presumably would have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

    Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the fund securities being hedged. It is also possible that the Funds could both lose money on futures contracts and experience a decline in value of its fund securities. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy of a broker with whom the Funds have an open position in a futures contract or related option.

    Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

OPTIONS

    A Fund may write call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

    During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

    A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

    Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a decline in the market value of the underlying security.

    If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

    The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

    The Funds will write call options only on a covered basis, which means that a Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

FOREIGN INVESTMENTS

    Foreign investments include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities, and American Depositary Receipts ("ADRs"). These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

    By investing in foreign securities, a Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. Shares of a Fund that invests in foreign securities, when included in appropriate amounts in a portfolio otherwise consisting of domestic securities, may provide a source of increased diversification. Each Fund seeks increased diversification by combining securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The international investments of the Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from a Fund's investments in another country's markets.

RESTRICTED SECURITIES

    Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Permitted investments for a Fund include Restricted Securities, and a Fund may invest up to 15% of its net assets in illiquid securities, subject to the Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for resale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Advisor pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Advisor will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Advisor intends to purchase securities that are exempt from registration under Rule 144A of the 1933 Act.

INVESTMENT COMPANY SHARES

    Investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Investors would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

OTHER INVESTMENTS

    The Trust is not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI Investments"), the parent company of the Administrator and the Distributor. However, the purchase of shares of the Trust by such banks or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations issued by the Advisor.

    Investors will receive written notification at least thirty days prior to any change in a Fund's investment objective.

THE EURO

    On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert or tie their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

    Although it is not possible to predict the impact of the Euro implementation plan on a Fund, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

HIGH-YIELD SECURITIES

    High-yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (E.G., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness. Further, the market for high risk, high-yield securities may be thinner and less active, causing market volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets. Market prices for high-risk, high-yield securities may also be affected by investors' perception of the issuer's credit quality, the outlook for economic growth and legislative and regulatory developments. Thus, prices for these securities may move independently of interest rates and the overall bond market.

                             INVESTMENT LIMITATIONS

    The following are fundamental policies of each Fund and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares.

    A Fund may not:

 1. Acquire more than 10% of the voting securities of any one issuer.

 2. Invest in companies for the purpose of exercising control.

 3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

 4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund and the Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

 5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

 6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that the Investment Grade Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized obligations and REMICs). However, subject to its permitted investment spectrum, a Fund may purchase marketable securities issued by companies which own or invest in real estate, commodities or commodities contracts, and commodities contracts relating to financial instruments, such as financial futures contracts (except the International Equity Fund) and options on such contracts.

 7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

 8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

 9. Except for the International Equity Fund, purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies unless as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICY

    No Fund may purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

    With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                             THE INVESTMENT ADVISOR

    The Trust and STI Capital Management, N.A. (the "Advisor") have entered into an advisory agreement with the Trust (the "Advisory Agreement") dated August 18, 1995. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its Investors by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

    The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Advisor but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Advisor and/or the Administrator will bear the amount of such excess. The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

    The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

    For the period from commencement of operations to the fiscal years ended December 31, 1997 and 1996, the Trust paid the following advisory fees:

                                              FEES PAID            FEES WAIVED        FEES REIMBURSED
                                          ------------------   -------------------   ------------------
FUND                                        1997      1996       1997       1996      1997       1996
----------------------------------------  --------   -------   --------   --------   -------   --------
Investment Grade Bond Fund..............  $      0     $  0    $ 62,794   $ 43,428   $ 7,738   $ 75,378
Capital Growth Fund.....................  $310,665     $  0    $197,598   $139,019   $     0   $ 15,315
Value Income Stock Fund.................  $274,723     $  0    $151,040   $117,840   $     0   $ 29,252
Mid-Cap Equity Fund.....................  $ 99,442     $  0    $117,543   $ 93,734   $     0   $ 39,742
International Equity Fund...............  $      0     $  0    $ 99,955   $    650   $ 6,242   $ 14,878
Small Cap Equity Fund...................  $      0     *       $ 13,804      *       $ 3,681      *

------------------------

*   Not in operation.

                               THE ADMINISTRATOR

    The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995, as amended November 19, 1997. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the date of the Agreement subject to review at least annually by the Trustees of the Trust unless terminated by either party.

    The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, TIP Funds, and TIP institutional Funds.

    For the fiscal years ended December 31, 1997 and 1996, the Funds paid the following administrative fees:

                                               FEES PAID           FEES WAIVED
                                          -------------------   -----------------
FUND                                        1997       1996      1997      1996
----------------------------------------  --------   --------   -------   -------
Investment Grade Bond Fund..............  $ 62,500   $ 62,500     $  0      $  0
Capital Growth Fund.....................  $ 62,500   $ 62,500     $  0      $  0
Value Income Stock Fund.................  $ 62,500   $ 62,500     $  0      $  0
Mid-Cap Equity Fund.....................  $ 62,500   $ 62,500     $  0      $  0
International Equity Fund...............  $ 75,000   $ 11,066     $  0      $  0
Small Cap Equity Fund...................  $ 11,815      *         $  0      *

------------------------

*   Not in operation.

                                THE DISTRIBUTOR

    SEI Investment Distribution Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments, distributes the Trust's Shares to the separate accounts, which purchase and redeem these shares at the net asset value without sales or redemption charges.

    The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust to accept such order.

    With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

                       TRUSTEES AND OFFICERS OF THE TRUST

    The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds-Registered Trademark-, CoreFunds, Inc., CrestFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds-Registered Trademark-, Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, TIP Funds and TIP Institutional Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Santa Barbara Group of Mutual Funds, Inc., distributed SEI Investments Distribution Co.

    DANIEL S. GOODRUM (7/11/26)--Trustee*--Chairman & CEO, SunBank/South Florida, N.A., 1985-1991; Chairman, Audit Committee and Director, Holy Cross Hospital; Executive Committee Member and Director, Honda Classic Foundation; Director, Broward Community College Foundation.

    WILTON LOONEY (4/18/19)--Trustee*--President, Genuine Parts Company, 1961-1964; Chairman of the Board, 1964-1990; Honorary Chairman of the Board, 1990 to present. Director, Rollins, Inc.; Director, RPC Energy Services, Inc.

    F. WENDELL GOOCH (12/3/32)--Trustee--Retired. President, Orange County Publishing Co., Inc., 1981-1997, publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican, 1981-1997, President, H & W Distribution, Inc., 1984-1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

    CHAMPNEY A. MCNAIR (10/30/24)--Trustee*--Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Life and Health Insurance Company; Director and Chairman of Investment Committee and member of Executive Committee, Cotton States Mutual Insurance Company; Chairman, Trust Company of Georgia Advisory Council.

    T. GORDY GERMANY (11/28/25)--Trustee--Retired President, Chairman, and CEO of Crawford & Company; held these positions, 1973-1987; member of the Board of Directors, 1970-1990, joined company in 1948; spent entire career at Crawford, currently serves on Boards of Norrell Corporation and Mercy Health Services, the latter being the holding company of St. Joseph's Hospitals.

    DR. BERNARD F. SLIGER (9/30/24)--Trustee--Currently on sabbatical leave from Florida State University (1991-92); now serves as visiting professor at the University of New Orleans. President of Florida State University, 1976-91; previous 4 years EVP and Chief Academic Officer; during educational career, taught at Florida State, Michigan State, Louisiana State and Southern University; spent 19 years as faculty member and administrator at Louisiana State University and served as Head of Economics Department, member and Chairman of the Graduate Council, Dean of Academic Affairs and Vice Chancellor. Member of Board of Directors of Federal Reserve Bank of Atlanta, 1983-1988.

    JESSE HALL (9/26/29)--Trustee*--Executive Vice President, SunTrust Banks, Inc., 1985-1994; Director of Crawford & Company since 1979; Member, Atlanta Estate Planning Council, 1988-1993.

    CAROL ROONEY (5/8/64)--Controller, Treasurer, Chief Financial Officer. A Director of SEI Fund Resources since 1992.

    RICHARD W. GRANT (10/25/45)--Secretary--Partner, Morgan, Lewis & Bockius LLP (law firm); Counsel to the Trust, Administrator and Distributor.

    SANDRA K. ORLOW (10/18/53)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and Distributor since 1983.

    KEVIN P. ROBINS (4/15/61)--Vice President and Assistant Secretary--Senior Vice President and General Counsel of SEI Investments, the Administrator and the Distributor since 1994. Assistant Secretary of SEI Investments since 1992; Secretary of the Administrator and Distributor since 1994. Vice President, General Counsel and Assistant Secretary of the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

    KATHRYN L. STANTON (11/19/58)--Vice President and Assistant Secretary--Vice President, Assistant Secretary of SEI Investments, the Administrator and Distributor since 1994; Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

    TODD CIPPERMAN (2/14/66)--Vice President and Assistant Secretary--Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1995; Associate, Dewey Ballantine (law firm), 1994-1995; Associate, Winston & Strawn (law firm), 1991-1994.

    JOHN H. GRADY, JR. (6/1/61)--Assistant Secretary--1800 M Street, N.W. Washington, DC 20036. Partner, Morgan, Lewis & Bockius LLP (law firm) since 1995; Associate, Morgan, Lewis & Bockius LLP, 1993-1995; Associate, Ropes & Gray (law firm), 1988-1993.

------------------------

* Daniel S. Goodrum, Wilton Looney, Champney A. McNair, and Jesse S. Hall may be deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940.

    The Trustees and officers of the Trust own, in the aggregate, less than 1% of the outstanding shares of the Trust.

    For the fiscal year ended December 31, 1997, the Trust paid the following amounts to the Trustees and Officers of the Trust:

                                                               PENSION OR
                                                               RETIREMENT
                                             AGGREGATE          BENEFITS        ESTIMATED           TOTAL COMPENSATION FROM
                                            COMPENSATION       ACCRUED AS         ANNUAL              REGISTRANT AND FUND
NAME OF PERSON                            FROM REGISTRANT     PART OF FUND    BENEFITS UPON        COMPLEX PAID TO DIRECTORS
AND POSITION                                 FOR FYE 97         EXPENSES        RETIREMENT                 FOR FYE 97
----------------------------------------  ----------------   --------------   --------------   ----------------------------------
T. Gordy Germany, Trustee...............           $2,500             $  0             $  0    $16,875 for services on 2 boards
F. Wendell Gooch, Trustee...............           $2,500             $  0             $  0    $16,875 for services on 2 boards
Daniel S. Goodrum, Trustee..............           $2,500             $  0             $  0    $16,875 for services on 2 boards
Jesse S. Hall, Trustee..................           $2,500             $  0             $  0    $16,875 for services on 2 boards
Wilton Looney, Trustee..................           $2,500             $  0             $  0    $18,250 for services on 2 boards
Champney McNair, Trustee................           $2,500             $  0             $  0    $15,875 for services on 2 boards
Bernard F. Sliger, Trustee..............           $2,500             $  0             $  0    $16,875 for services on 2 boards

                              COMPUTATION OF YIELD

    A Fund may advertise its yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year period and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

      Yield = 2[(a-b/cd + 1)(6) - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

    Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments in which a Fund invests, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

                          CALCULATION OF TOTAL RETURN

    From time to time, a Fund may advertise its total return. The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

      P(1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

    From time to time, the Trust may include the names of clients of the Advisor in advertisements and/or sales literature for the Trust. The SEI Funds Evaluation database tracks the total return of numerous tax-exempt pension accounts. The range of returns in these accounts determines the percentile rankings.

SunTrust Bank's investment advisory affiliate, STI Capital Management, N.A., acting as the investment advisor for the Funds, STI has been in the top 1% of the SEI Funds Evaluation database for equity managers over the past ten years. SEI Investment's database includes research data on over 1,000 investment managers responsible for over $450 billion in assets.

    For the 30-day period ended December 31, 1997, yields on the Funds were as follows:

FUND                                         YIELD
----------------------------------------     -----
Investment Grade Bond Fund..............        5.57%
Capital Growth Fund.....................        0.72%
Value Income Stock Fund.................        1.94%
Mid-Cap Equity Fund.....................           0%
International Equity Fund...............           0%
Small Cap Equity Fund...................           0%

    Based on the foregoing, the average annual total returns for the Funds from commencement of operations through December 31, 1997 was as follows:

                                          AVERAGE ANNUAL TOTAL RETURN
                                          ----------------------------
FUND                                       ONE YEAR    SINCE INCEPTION
----------------------------------------  -----------  ---------------
Investment Grade Bond Fund..............        8.84%          6.60%
Capital Growth Fund.....................       36.54%         30.14%
Value Income Stock Fund.................       26.82%         23.77%
Mid-Cap Equity Fund.....................       22.23%         18.48%
International Equity Fund...............       16.84%         16.21%
Small Cap Equity Fund...................       *             (10.09%)

------------------------

 *Not a full year of operations

                       PURCHASE AND REDEMPTION OF SHARES

    Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Presidents' Day, Martin Lurther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

    It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. An Investor will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

    The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, the Administrator and/or the Custodian are not open for business.

                NET ASSET VALUE--PRICING OF PORTFOLIO SECURITIES

    The net asset value per share of the Funds is determined at the regularly-scheduled close of normal trading on the NYSE (normally 4:00 p.m., Eastern time), each business day the NYSE is open. Net asset value per share is calculated for purchases and redemptions of Shares of each Fund by dividing the value of total Fund assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of Shares of that Fund outstanding. The net asset value per share of each Fund is determined each business day at the close of business.

    The securities of the Funds are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                                     TAXES

    The following is a summary of certain Federal income tax considerations generally affecting the Funds and their Investors. No attempt is made to present a detailed explanation of the Federal tax treatment of a Fund or its Investors, and the discussion here and in the Trust's prospectus is not intended as a substitute for careful tax planning. Further, this discussion does not address the tax considerations affecting any Contract Owner. Federal income tax considerations affecting such Owners is discussed in the prospectus and the statement of additional information for such Contract.

FEDERAL INCOME TAX

    This discussion of Federal income tax considerations is based on the Internal Revenue Code, as amended (the "Code), and the regulations issued thereunder, in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

    In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its Shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

    Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the on-year period ending on October 31 of that calendar year, plus certain other amounts. The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the Federal excise tax applicable to RICs.

    Any gain or loss recognized on a sale or redemption of Shares of a Fund by an Investor who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. If shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distributions.

STATE TAXES

    A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Funds to Investors and the ownership of shares may be subject to state and local taxes.

FOREIGN TAXES

    Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

    A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may effect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in the books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

    If a Fund meets the Distribution Requirement and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable Investors, in effect, to receive the benefit of the foreign tax paid by the Fund. The Fund does not expect to be able to meet the requirement to make such an election.

                               FUND TRANSACTIONS

    The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

    The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

                        TRADING PRACTICES AND BROKERAGE

    The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

    The Trust may allocate, out of all commission business generated by all of the funds and accounts under management by the Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include rendering advice, either directly or through publications or writings, about the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

    As provided in the Securities Exchange Act of 1934 (the "1934 Act") higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

    The Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Funds, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

    It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Advisor, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Advisor is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Advisor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Trust may direct commission business to one or more designated broker dealers in connection with such broker-dealer's provision of services to the Trust or payment of certain Trust expenses (E.G., custody, pricing and professional fees). The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

    For the fiscal year ended December 31, 1997, the Funds paid the following brokerage commissions with respect to portfolio transactions:

                                                               TOTAL $
                                                              AMOUNT OF
                                                              BROKERAGE
                                              TOTAL $        COMMISSIONS         TOTAL $
                                             AMOUNT OF         PAID TO          AMOUNT OF
                                             BROKERAGE        AFFILIATED        BROKERED
                                            COMMISSIONS       BROKERS IN      TRANSACTIONS
PORTFOLIO                                   PAID FY 97          FY 97           IN FY 97
----------------------------------------  ---------------   --------------   ---------------
Investment Grade Bond Fund..............        $    383          $   383      $  27,686,424
Capital Growth Fund.....................         160,630            2,094        265,805,130
Value Income Stock Fund.................         183,900            1,817        192,519,449
Mid-Cap Equity Fund.....................          64,319              788         78,348,638
International Equity Fund...............          73,036                0         24,173,236
Small Cap Equity Fund...................           9,824               74         21,141,642

                                                                                                   TOTAL
                                              TOTAL $                                            BROKERAGE
                                              AMOUNT                           % OF TOTAL       COMMISSIONS
                                             BROKERED         % OF TOTAL        BROKERED       PAID TO SFS IN
                                           TRANSACTIONS       BROKERAGE       TRANSACTIONS       CONNECTION
                                             EFFECTED        COMMISSIONS        EFFECTED            WITH
                                              THROUGH          PAID TO          THROUGH          REPURCHASE
                                            AFFILIATED        AFFILIATED       AFFILIATED        AGREEMENT
                                            BROKERS IN       BROKERS FOR      BROKERS FOR       TRANSACTIONS
PORTFOLIO                                      FY 97            FY 97          LAST YEAR         FOR FY 97
----------------------------------------  ---------------   --------------   --------------   ----------------
Investment Grade Bond Fund..............    $  27,686,424             100%             100%           $   383
Capital Growth Fund.....................      100,907,270               1%              38%             2,094
Value Income Stock Fund.................       68,804,608               1%              36%             1,817
Mid-Cap Equity Fund.....................       41,694,684               1%              53%               788
International Equity Fund...............                0               0                0                  0
Small Cap Equity Fund...................       15,299,943               1%              72%                74

    For the fiscal year ended December 31, 1996, the Funds paid the following brokerage fees:

                                                                     TOTAL $ AMOUNT OF
                                            TOTAL $ AMOUNT OF      BROKERAGE COMMISSIONS
                                          BROKERAGE COMMISSIONS    PAID TO AFFILIATES IN
PORTFOLIO                                      PAID IN 1996                1996
----------------------------------------  ----------------------  -----------------------
Investment Grade Bond Fund..............        $      332               $     332
Capital Growth Fund.....................            48,683                   1,051
Value Income Stock Fund.................            68,004                     773
Mid-Cap Equity Fund.....................            35,536                     547
International Equity Fund...............             1,565                       0
Small Cap Equity Fund...................            *                        *

------------------------

* Not in operation.

    For the period from the commencement of operations to the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rate for each of the Funds was as follows:

                                               TURNOVER RATE
                                          ------------------------
FUND                                         1997         1996
----------------------------------------     -----        -----
Investment Grade Bond Fund..............         219%         303%
Capital Growth Fund.....................         196%         148%
Value Income Fund.......................         105%          80%
Mid-Cap Equity Fund.....................         139%         140%
International Equity Fund...............          99%           0%
Small Cap Equity Fund...................           4%       *

------------------------

* Not in operation.

                             DESCRIPTION OF SHARES

    The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

                             SHAREHOLDER LIABILITY

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any Investor held personally liable for the obligations of the Trust.

                            5% AND 25% SHAREHOLDERS

    As of February 9, 1998, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares of the Funds were held for the record owner's fiduciary, agency or custodial customers.

INVESTMENT GRADE BOND FUND

Glenbrook Life and Annuity Company ...............................  1,018,073        99%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

CAPITAL GROWTH FUND

Glenbrook Life and Annuity Company ...............................  3,728,926       100%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

VALUE INCOME STOCK FUND

Glenbrook Life and Annuity Company ...............................  4,968,108       100%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

MID-CAP EQUITY FUND

Glenbrook Life and Annuity Company ...............................  1,772,437       100%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

INTERNATIONAL EQUITY FUND

Glenbrook Life and Annuity Company ...............................  1,194,927       100%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

SMALL CAP EQUITY FUND

Allstate Life Insurance Company ..................................    501,290        56%
Attn: Deborah Bukowy
Investment Operations Equity Unit
3075 Sanders Road, Suite G4A
Northbrook, IL 60062-7127

Glenbrook Life and Annuity Company ...............................    397,419        44%
Attn: Olga Prohny
Financial Control Unit
3100 Sanders Road, Suite N4A
Northbrook, IL 60062-7155

                       LIMITATION OF TRUSTEES' LIABILITY

    The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                                   YEAR 2000

    The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

                                    EXPERTS

    The financial statements in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants to the Trust, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                                    APPENDIX

I. BOND RATINGS
  *CORPORATE BONDS

    The following are descriptions of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings.

    Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Bonds which are rated BBB are considered to be medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be a high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Debt rated Baa is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II. COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The following descriptions of commercial paper ratings have been published by S&P, Moody's, Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff") and IBCA Limited ("IBCA"), respectively.

    Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+ and 1. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a degree of safety regarding timely payment but not as high as A-1.

    Commercial paper issues rated Prime-1 and Prime-2 by Moody's are judged by Moody's to have superior ability and strong ability for repayment, respectively.

    The rating Fitch 1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch. Paper rated Fitch 1+ is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-1 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

    The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

    The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 VALUE INCOME STOCK FUND

   --------------------------------------------------------------------------
                                                                        VALUE
                                                        SHARES          (000)
   --------------------------------------------------------------------------
COMMON STOCK -- 89.6%
BASIC MATERIALS -- 14.1%
  Allegheny Teledyne                                      29,300     $       758
  Armstrong World Industries                               3,400             254
  B.F. Goodrich                                           21,900             907
  Consolidated Papers                                     10,300             550
  Eastman Chemical                                        11,600             691
  Engelhard                                               40,100             697
  Georgia Pacific                                          8,100             492
  Georgia Pacific (Timber Group)*                          8,100             184
  Hercules                                                16,000             801
  International Flavors & Fragrances                      14,000             721
  Nalco Chemical                                          17,300             684
  PPG Industries                                          10,600             606
  Reynolds Metals                                         18,300           1,098
  Union Camp                                              12,000             644
  Weyerhaeuser                                            14,100             692
  Worthington Industries                                  27,500             454
                                                                     -----------
                                                                          10,233
                                                                     -----------
CAPITAL GOODS -- 13.1%
  AMP                                                     17,700             743
  Cooper Industries                                       13,400             657
  Federal Signal                                          25,100             543
  Foster Wheeler                                           8,000             217
  General Signal                                          16,500             696
  Johnson Controls                                        15,500             740
  Mallinckrodt                                            23,700             901
  National Service Industries                             15,000             743
  Pall                                                    44,100             912
  Tecumseh Products, Cl A                                 11,100             541
  Tenneco                                                 35,800           1,414
  Thomas & Betts                                          19,600             926
  Tomkins PLC ADR                                         27,600             528
                                                                     -----------
                                                                           9,561
                                                                     -----------
COMMUNICATION SERVICES -- 5.2%
  Alltel                                                  18,400             756
  BellSouth                                                9,400             529
  Frontier                                                22,000             529
  GTE                                                     15,300             799
  Harris                                                  13,100             601
  Southern New England Telecommunications                 11,700             589
                                                                     -----------
                                                                           3,803
                                                                     -----------

   --------------------------------------------------------------------------
                                                                        VALUE
                                                        SHARES          (000)
   --------------------------------------------------------------------------
CONSUMER CYCLICALS -- 12.9%
  American Greetings, Cl A                                20,400     $       798
  Echlin                                                  23,000             832
  Genuine Parts                                           22,300             757
  H & R Block                                             17,800             798
  ITT Industries                                          37,700           1,183
  J.C. Penney                                             14,900             899
  May Department Stores                                   19,200           1,012
  McGraw-Hill                                              9,700             718
  Mercantile Stores                                        5,400             329
  Sears Roebuck                                           18,000             814
  Shaw Industries                                         48,400             563
  TRW                                                     12,200             651
                                                                     -----------
                                                                           9,354
                                                                     -----------
CONSUMER STAPLES -- 15.2%
  Anheuser Busch                                          17,500             770
  CPC International                                        7,000             756
  Crown Cork & Seal                                       23,400           1,173
  Food Lion, Cl A                                         67,300             568
  Giant Food, Cl A                                        15,400             519
  Hormel Foods                                            18,200             596
  Kelly Services, Cl A                                     5,900             177
  Kimberly-Clark                                          24,900           1,228
  McCormick                                               19,000             532
  Philip Morris                                           17,200             779
  R.R. Donnelley & Sons                                   19,400             723
  Rubbermaid                                              36,500             912
  Seagram                                                 27,200             879
  Sonoco Products                                         21,400             742
  Whitman                                                 26,600             693
                                                                     -----------
                                                                          11,047
                                                                     -----------
ENERGY -- 6.7%
  Amoco                                                    8,500             724
  Kerr-McGee                                              13,700             867
  Mobil                                                   11,700             845
  Murphy Oil                                              12,600             683
  Scana                                                   25,000             748
  Unocal                                                  27,100           1,052
                                                                     -----------
                                                                           4,919
                                                                     -----------
FINANCIALS -- 11.0%
  American Financial Group                                14,500             585
  American General                                        14,300             773
  AmSouth Bancorp                                          8,300             451
  BankBoston                                               4,600             432
  Beneficial                                               9,100             756

--------------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                                                        VALUE
                                                        SHARES          (000)
   --------------------------------------------------------------------------
  Cigna                                                    4,200     $       727
  Crestar Financial                                        8,700             496
  Hibernia, Cl A                                          27,400             515
  Jefferson-Pilot                                          6,800             530
  Magna Group                                              9,800             448
  Safeco                                                  14,800             722
  TIG Holdings                                            15,500             514
  Union Planters                                           9,000             611
  Willis Corroon Public Limited                           35,400             436
                                                                     -----------
                                                                           7,996
                                                                     -----------
HEALTH CARE -- 4.4%
  American Home Products                                  10,100             773
  C.R. Bard                                               25,500             798
  Pharmacia Upjohn ADR                                    44,200           1,619
                                                                     -----------
                                                                           3,190
                                                                     -----------
TRANSPORTATION -- 0.9%
  Illinois Central                                        19,600             668
                                                                     -----------
UTILITIES -- 6.1%
  Enron                                                   34,700           1,442
  Pacificorp                                              26,700             729
  Questar                                                 13,200             589
  Sonat                                                   20,600             942
  Southern                                                28,400             735
                                                                     -----------
                                                                           4,437
                                                                     -----------
  Total Common Stock
  (Cost $59,701)                                                          65,208
                                                                     -----------

   --------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT          VALUE
                                                         (000)          (000)
   --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.4%
  Morgan Stanley
    6.580%, dated 12/31/97, matures 01/02/98,
    repurchase price $6,841,600 (collateralized by
    FNMA obligations: market value $7,393,466)        $    6,839     $     6,839
                                                                     -----------
Total Repurchase Agreement
   (Cost $6,839)                                                           6,839
                                                                     -----------
Total Investments -- 99.0%
   (Cost $66,540)                                                         72,047
                                                                     -----------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%                                    700
                                                                     -----------
NET ASSETS:
  Portfolio Shares (unlimited authorization -- no
    par value) based on 4,781,817 outstanding
    shares of beneficial interest                                         60,287
  Accumulated net realized gain on investments                             6,728
  Net unrealized appreciation on investments                               5,507
  Undistributed net investment income                                        225
                                                                     -----------
Total Net Assets -- 100.0%                                           $    72,747
                                                                     -----------
                                                                     -----------
Net Asset Value, Offering and Redemption Price Per
   Share                                                             $     15.21
                                                                     -----------
                                                                     -----------

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
PLC-- PUBLIC LIMITED CORPORATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 MID-CAP EQUITY FUND

  --------------------------------------------------------------------------
                                                       SHARES      VALUE (000)
  --------------------------------------------------------------------------
COMMON STOCK -- 90.9%
CAPITAL GOODS -- 17.4%
  Allied Waste Industries*                             22,700        $     529
  Danka Business Systems ADR                           10,400              166
  Fisher Scientific International                       5,200              248
  Herman Miller                                         4,700              256
  Perkin Elmer                                          3,900              277
  Philip Services*                                     19,200              276
  Sawtek*                                              18,200              480
  Solectron*                                           11,600              482
  Sundstrand                                            7,300              368
  U.S. Filter*                                         29,300              877
  Watsco                                                8,000              197
                                                                   -----------
                                                                         4,156
                                                                   -----------
COMMUNICATION SERVICES -- 2.1%
  LCI International*                                   16,200              498
                                                                   -----------
CONSUMER CYCLICALS -- 15.4%
  Barnes & Noble*                                       6,100              204
  Dollar General                                       12,296              446
  Harley-Davidson                                      16,000              438
  International Speedway*                               9,900              233
  Men's Wearhouse*                                     12,200              424
  Office Depot*                                        17,100              409
  Ralph Lauren*                                        12,600              306
  Royal Caribbean Cruises                               5,700              304
  Saks Holdings*                                       13,500              279
  Staples*                                              9,000              250
  West Marine*                                         17,300              387
                                                                   -----------
                                                                         3,680
                                                                   -----------
CONSUMER STAPLES -- 12.2%
  BJ's Wholesale Club*                                 10,700              336
  Cracker Barrel Old Country Stores                    12,900              431
  Dial                                                 17,100              356
  Hannaford Brothers                                    5,500              239
  Interstate Bakeries                                   8,400              314
  Papa John's International*                           10,800              377
  Samsonite*                                           17,900              566
  Wendy's International                                12,400              298
                                                                   -----------
                                                                         2,917
                                                                   -----------
ENERGY -- 5.8%
  Anadarko Petroleum                                    7,100              431
  EEX                                                  30,400              276
  Valero Energy                                        10,100              318
  Western Atlas*                                        5,000              370
                                                                   -----------
                                                                         1,395
                                                                   -----------

  --------------------------------------------------------------------------
                                                       SHARES      VALUE (000)
  --------------------------------------------------------------------------
FINANCIALS -- 12.9%
  Colonial Bancgroup                                    9,500        $     327
  Dime Bancorp                                          7,800              236
  First Security                                       10,425              437
  First Virginia Banks                                  3,900              202
  Hartford Life, Cl A                                   9,400              426
  Hibernia, Cl A                                       14,400              271
  North Fork Bancorporation                             8,400              282
  PMI Group                                             3,000              217
  Trustmark                                             8,300              384
  Union Planters                                        4,500              306
                                                                   -----------
                                                                         3,088
                                                                   -----------
HEALTH CARE -- 10.1%
  Acuson Corp*                                         21,000              348
  Allergan                                              5,050              169
  Biogen*                                               6,300              229
  DePuy*                                                8,800              253
  Jones Medical Industries                              5,100              195
  Medpartners*                                         19,300              432
  Teva Pharmaceuticals ADR                              3,600              170
  Vencor*                                               7,300              178
  Watson Pharmaceuticals*                              13,400              435
                                                                   -----------
                                                                         2,409
                                                                   -----------
TECHNOLOGY -- 14.0%
  ADC Telecommunications*                              12,200              509
  Atmel*                                                9,500              176
  Fiserv*                                               7,900              388
  Flextronics International*                           12,100              417
  Harbinger*                                           11,200              315
  Kemet*                                               13,000              252
  Networks Associates*                                 13,083              692
  Teradyne*                                            18,900              605
                                                                   -----------
                                                                         3,354
                                                                   -----------
UTILITIES -- 1.0%
  Southwest Gas                                        13,100              245
                                                                   -----------
Total Common Stock
   (Cost $19,476)                                                       21,742
                                                                   -----------
  --------------------------------------------------------------------------
                                                    SHARES/FACE
                                                    AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------------------
CONVERTIBLE BOND -- 1.0%
  Lam Research, CV to 11.3935 shares (A) 5.000%,
    09/01/02                                           $  290              241
                                                                   -----------
Total Convertible Bond
   (Cost $290)                                                             241
                                                                   -----------

--------------------------------------------------------------------------------

  --------------------------------------------------------------------------
                                                    SHARES/FACE
                                                    AMOUNT (000)   VALUE (000)
  --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.6%
  Morgan Stanley
    6.180%, dated 12/31/97, matures 01/02/98,
    repurchase price $2,060,818 (collateralized by
    U.S. Treasury Note: market value $2,114,829)       $2,060        $   2,060
                                                                   -----------
Total Repurchase Agreement
   (Cost $2,060)                                                         2,060
                                                                   -----------
Total Investments -- 100.5%
   (Cost $21,826)                                                       24,043
                                                                   -----------
Other Assets and Liabilities, Net -- (-0.5%)                              (130)
                                                                   -----------
NET ASSETS:
  Portfolio Shares (unlimited authorization -- no
    par value) based on 1,711,185 outstanding
    shares of beneficial interest                                       19,413
  Accumulated net realized gain on investments                           2,283
  Net unrealized appreciation on investments                             2,217
                                                                   -----------
Total Net Assets -- 100.0%                                           $  23,913
                                                                   -----------
                                                                   -----------
Net Asset Value, Offering and Redemption Price Per
   Share                                                             $   13.97
                                                                   -----------
                                                                   -----------

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
CV--CONVERTIBLE
(A)--PRIVATE PLACEMENT SECURITY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 92.1%
BASIC MATERIALS -- 9.3%
  Norrell                                                  1,800     $       35
  Columbus McKinnon                                        2,100             51
  Commonwealth Industries                                  4,900             71
  General Chemical Group                                   4,000            107
  H.B. Fuller                                              2,100            104
  Jannock Limited                                          5,200             67
  Lilly Industries, CL A                                   5,400            111
  Texas Industries                                         3,500            158
                                                                     -----------
                                                                            704
                                                                     -----------
CAPITAL GOODS -- 15.9%
  A.M. Castle                                              3,000             69
  American Woodmark                                        2,500             55
  DT Industries                                            2,300             78
  Fluke                                                    2,600             68
  Kaman                                                    5,300             87
  Nash Finch                                               3,800             72
  Regal Beloit                                             7,400            219
  Toro                                                     1,400             60
  Valmont Industries                                       4,000             78
  Watts Industries, CL A                                   5,100            144
  Wausau-Mosinee Paper                                     3,100             62
  Zurn Industries                                          6,700            210
                                                                     -----------
                                                                          1,202
                                                                     -----------
CONSUMER CYCLICALS -- 24.9%
  Ameron                                                   1,100             70
  Angelica                                                 4,100             93
  Belden                                                   2,100             74
  Brown Group                                              6,700             90
  Bush Industries                                          3,700             96
  Guilford Mills                                           6,500            178
  Hardinge                                                 1,300             49
  Harman International                                     4,100            174
  K2                                                       6,900            157
  Libbey                                                   4,100            155
  LSI Industries                                           2,900             53
  Movado Group                                             4,700            108
  Rock Tenn, CL A                                          3,500             72
  Smith (A.O.)                                             1,700             71
  Sotheby's Holdings, CL A                                 8,600            159
  Springs Industries, CL A                                 2,800            146
  Standard Register                                        4,000            139
                                                                     -----------
                                                                          1,884
                                                                     -----------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 12.5%
  ABM Industries                                           2,400     $       73
  Banta                                                    5,200            140
  Bowne & Company                                          2,200             88
  Chemed                                                   1,400             58
  Earthgrains                                              1,500             71
  Furon                                                    3,800             79
  Ingles Markets, CL A                                     4,800             68
  John H. Harland                                          6,800            143
  Universal Foods                                          4,100            173
  York Group                                               2,100             51
                                                                     -----------
                                                                            944
                                                                     -----------
ENERGY -- 4.7%
  Giant Industries                                         7,600            144
  Quaker State                                            14,900            212
                                                                     -----------
                                                                            356
                                                                     -----------
FINANCIALS -- 8.0%
  Banco Latinamericano de Exportaciones                    1,700             70
  Klamath First Bancorp                                    2,400             52
  Lawyers Title                                            1,600             50
  National Bancorp of Alaska                                 400             51
  Seacoast Banking of Florida                              1,300             50
  Student Loan                                             1,100             54
  Westcorp                                                 4,600             78
  Westerfed Financial                                      3,500             90
  Willis Corroon Public Limited                            9,200            113
                                                                     -----------
                                                                            608
                                                                     -----------
HEALTH CARE -- 4.5%
  Invacare                                                 3,200             70
  London International Group                               5,300             70
  Vital Signs                                              5,500            107
  West Company                                             3,100             92
                                                                     -----------
                                                                            339
                                                                     -----------
TECHNOLOGY -- 3.6%
  Innovex                                                  3,500             80
  Interface                                                6,500            189
                                                                     -----------
                                                                            269
                                                                     -----------
TRANSPORTATION -- 5.0%
  Knightsbridge Tankers Limited*                           2,400             68
  Pittston Burlington                                      5,100            134
  Sea Containers                                           4,500            144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                        SHARES       VALUE (000)
--------------------------------------------------------------------------------
  Western Star Truck Holdings                              1,600     $       36
                                                                     -----------
                                                                            382
                                                                     -----------
UTILITIES -- 3.7%
  Northwest Natural Gas                                    2,400             74
  Nui                                                      3,000             86
  TNP Enterprises                                          2,100             70
  United Water Resources                                   2,600             51
                                                                     -----------
                                                                            281
                                                                     -----------
Total Common Stock
  (Cost $7,035)                                                           6,969
                                                                     -----------
PREFERRED STOCK -- 1.4%
BASIC MATERIALS -- 1.4%
  Coeur D'Alene Mines, CV to 0.8260 shares,
    Callable 03/15/99 @ 21.622                             8,500            103
                                                                     -----------
Total Preferred Stock
  (Cost $140)                                                               103
                                                                     -----------

   --------------------------------------------------------------------------
                                                      FACE AMOUNT      MARKET
                                                         (000)       VALUE (000)
   --------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.5%
  Lehman Brothers
    5.580%, dated 12/31/97, matures 01/02/98,
    repurchase price $642,332 (collateralized by
    U.S. Treasury Note: market value $660,241)        $      642     $      642
                                                                     -----------
Total Repurchase Agreements
  (Cost $642)                                                               642
                                                                     -----------
Total Investments -- 102.0%
  (Cost $7,817)                                                           7,714
                                                                     -----------
OTHER ASSETS AND LIABILITIES, NET -- (-2.0%)
                                                                           (151 )
                                                                     -----------
NET ASSETS:
  Portfolio Shares (unlimited authorization -- no
    par value) based on 774,297 outstanding shares
    of beneficial interest                                                7,646
  Accumulated net realized gain on investments                               20
  Net unrealized depreciation on investments                               (103 )
                                                                     -----------
Total Net Assets -- 100.0%                                           $    7,563
                                                                     -----------
                                                                     -----------
Net Asset Value, Offering and Redemption Price Per
  Share                                                              $     9.77
                                                                     -----------
                                                                     -----------

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
CV -- CONVERTIBLE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 CAPITAL GROWTH FUND

    --------------------------------------------------------------------------
                                                         SHARES        VALUE (000)
    --------------------------------------------------------------------------
COMMON STOCK -- 88.3%
BASIC MATERIALS -- 3.2%
  Aluminum Company of America                               1,900     $         134
  Betzdearborn                                              6,000               366
  Hercules                                                  5,800               290
  Imperial Chemical Industries ADR                          5,200               338
  Morton International                                      9,100               313
  Praxair                                                  11,700               526
                                                                      -------------
                                                                              1,967
                                                                      -------------
CAPITAL GOODS -- 14.0%
  Allied Signal                                            24,800               966
  Allied Waste Industries*                                  5,400               126
  Avery Dennison                                            1,200                54
  Boeing                                                    7,000               343
  Emerson Electric                                          4,100               231
  General Dynamics                                          3,000               259
  General Electric                                         21,200             1,556
  Honeywell                                                 9,500               651
  Lockheed Martin                                           3,800               374
  Molten Metal Technology*                                  5,600                 1
  Nokia ADR                                                 3,500               245
  Sundstrand                                                2,500               126
  Tenneco                                                   3,000               118
  Textron                                                   9,000               563
  Tyco International                                       22,820             1,028
  United Technologies                                      13,700               998
  USA Waste Services*                                      10,500               412
  U.S. Filter*                                              3,000                90
  W.W. Grainger                                             5,100               496
                                                                      -------------
                                                                              8,637
                                                                      -------------
COMMUNICATION SERVICES -- 1.5%
  Dover                                                    10,000               361
  Ericsson Telephone ADR                                    4,300               160
  MCI Communications                                        9,300               398
                                                                      -------------
                                                                                919
                                                                      -------------
CONSUMER CYCLICALS -- 15.5%
  American Stores                                           8,500               175
  Carnival                                                 13,600               753
  Cendant                                                  16,706               574
  Chevron                                                   4,000               308
  Chrysler                                                  9,500               334
  Costco*                                                   8,900               397
  Dayton-Hudson                                             3,000               202

    --------------------------------------------------------------------------
                                                         SHARES        VALUE (000)
    --------------------------------------------------------------------------
  Dollar General                                            4,000     $         145
  Ecolab                                                    4,300               238
  Federated Department Stores*                             12,800               551
  Gannett                                                  11,600               717
  Hasbro                                                    9,000               283
  Hilton Hotels                                             8,600               256
  Home Depot                                               10,850               639
  Interpublic Group                                         7,000               349
  Lear*                                                     6,800               323
  Limited                                                   6,300               161
  Lowe's                                                    6,000               286
  Masco                                                     5,200               265
  Mattel                                                    7,000               261
  New York Times, Cl A                                      8,500               562
  Office Depot*                                            11,700               280
  Sherwin-Williams                                         13,200               366
  Staples*                                                 12,000               333
  Tandy                                                     9,000               347
  Wal-Mart Stores                                          13,000               513
                                                                      -------------
                                                                              9,618
                                                                      -------------
CONSUMER STAPLES -- 11.6%
  American Standard*                                        7,000               268
  Avon Products                                             6,900               423
  CVS                                                      16,700             1,070
  Colgate-Palmolive                                         4,000               294
  ConAgra                                                  10,000               328
  International Home Foods*                                 3,000                84
  JP Foodservice*                                           5,000               185
  Kellogg                                                   9,000               447
  PepsiCo                                                   9,000               328
  Philip Morris                                            19,700               893
  Ralston Purina                                            5,900               548
  Rite Aid                                                  7,700               452
  Safeway*                                                 10,700               677
  Sara Lee                                                 10,300               580
  Walgreen                                                 10,000               314
  Wendy's International                                    11,300               272
                                                                      -------------
                                                                              7,163
                                                                      -------------
ENERGY -- 6.5%
  Baker Hughes                                              7,000               305
  British Petroleum ADR                                     5,000               398
  Diamond Offshore Drilling                                 1,800                87
  EVI*                                                      5,800               300
  Halliburton                                               9,100               473
  Mobil                                                     8,300               599

--------------------------------------------------------------------------------

    --------------------------------------------------------------------------
                                                         SHARES        VALUE (000)
    --------------------------------------------------------------------------
  Schlumberger                                              1,300     $         105
  Texaco                                                   10,400               565
  Transocean Offshore                                       5,800               279
  Unilever ADR                                              7,800               487
  Union Pacific Resources Group                             6,901               167
  Unocal                                                    7,000               272
                                                                      -------------
                                                                              4,037
                                                                      -------------
FINANCIALS -- 15.2%
  American International Group                              9,600             1,044
  Banc One                                                  5,560               302
  BankAmerica                                               8,500               620
  BankBoston                                                5,000               470
  Barnett Banks                                            11,000               791
  Chase Manhattan Bank                                     10,900             1,194
  Conseco                                                   5,900               268
  CoreStates Financial                                      3,000               240
  Equifax                                                   7,000               248
  FHLMC                                                     8,400               352
  First Commerce                                            5,000               336
  First Security                                            4,000               168
  First Union                                               6,800               348
  General Re                                                2,300               488
  Household International                                   4,400               561
  Jefferson-Pilot                                           5,000               389
  MBNA                                                      7,000               191
  Nationsbank                                               4,000               243
  PNC Bank                                                  5,000               285
  Quick & Reilly Group                                      2,700               116
  Travelers                                                 6,499               350
  Washington Mutual                                         6,420               410
                                                                      -------------
                                                                              9,414
                                                                      -------------
HEALTH CARE -- 11.0%
  Abbott Laboratories                                       8,000               525
  American Home Products                                   13,900             1,063
  Baxter International                                     13,200               666
  Becton Dickinson                                          8,200               410
  Bergen Brunswig, Cl A                                    11,000               463
  Beverly Enterprises*                                      7,700               100
  Boston Scientific*                                        7,847               360
  Bristol-Myers Squibb                                      9,200               871
  Eli Lilly                                                 2,500               174
  Healthsouth*                                             26,402               733
  Medpartners*                                             14,300               320
  Merck                                                     3,000               319
  Pfizer                                                    2,000               149

    --------------------------------------------------------------------------
                                                         SHARES        VALUE (000)
    --------------------------------------------------------------------------
  Pharmerica*                                               3,504     $          36
  Tenet Healthcare*                                         6,300               209
  Warner Lambert                                            3,100               384
                                                                      -------------
                                                                              6,782
                                                                      -------------
TECHNOLOGY -- 8.9%
  Bell & Howell*                                            5,000               121
  Ceridian*                                                 1,500                69
  Cisco Systems*                                           12,000               669
  Compaq Computer                                           3,962               224
  EMC Corporation Mass*                                     8,000               219
  First Data                                               13,100               383
  IBM                                                       9,100               952
  Intel                                                    10,400               731
  Lucent Technologies                                       4,193               335
  Microsoft*                                                6,500               840
  Motorola                                                  1,800               103
  Oracle*                                                   4,850               108
  3Com*                                                     2,600                91
  Xerox                                                     9,400               694
                                                                      -------------
                                                                              5,539
                                                                      -------------
TRANSPORTATION -- 0.8%
  Burlington Northern Santa Fe                              2,300               214
  Continental Airlines, Cl B*                               1,500                72
  Delta Air Lines                                           1,600               190
                                                                      -------------
                                                                                476
                                                                      -------------
UTILITIES -- 0.1%
  Sonat                                                     2,000                92
                                                                      -------------
Total Common Stock
   (Cost $48,418)                                                            54,644
                                                                      -------------
PREFERRED STOCKS -- 1.6%
CONSUMER STAPLES -- 0.6%
  Ralston Purina, CV to 1.6394 shares                       5,000               348
                                                                      -------------
FINANCIAL -- 0.4%
  Newell Financial, CV to 0.9865 shares, Callable
    12/01/01 @ 51.580 (C) 5.250%, 12/31/49                  5,000               256
                                                                      -------------
TECHNOLOGY -- 0.6%
  Microsoft, Ser A, CV to 1 share                           4,000               360
                                                                      -------------
Total Preferred Stocks
   (Cost $879)                                                                  964
                                                                      -------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 CAPITAL GROWTH FUND -- CONCLUDED

    --------------------------------------------------------------------------
                                                      SHARES/FACE
                                                      AMOUNT (000)     VALUE (000)
    --------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.6%
  Hewlett Packard, CV to 5.4300 shares, Callable
    10/14/00 @ 59.029 (A) (B) (C) 0.000%, 10/14/17    $     1,500     $         786
  Office Depot, CV to 29.2635 shares, Callable
    12/11/98 @ 64.116 (A) (C) 0.000%, 12/11/07                300               212
                                                                      -------------
Total Convertible Bonds
   (Cost $1,003)                                                                998
                                                                      -------------
REPURCHASE AGREEMENT -- 13.1%
  Morgan Stanley 6.580%, dated 12/31/97, matures
    01/02/98, repurchase price $8,139,257
    (collateralized by various FMAC and FNMA
    obligations: total market value $8,307,918)             8,136             8,136
                                                                      -------------
Total Repurchase Agreement
   (Cost $8,136)                                                              8,136
                                                                      -------------
Total Investments -- 104.6%
   (Cost $58,436)                                                            64,742
                                                                      -------------

    --------------------------------------------------------------------------
                                                                       VALUE (000)
    --------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (-4.6%)
  Investment securities purchased payable                             $      (3,972)
  Other assets and liabilities, net                                           1,107
                                                                      -------------
Total Other Assets and Liabilities                                           (2,865)
                                                                      -------------
NET ASSETS:
  Portfolio Shares (unlimited authorization -- no
    par value) based on 3,582,558 outstanding
    shares of beneficial interest                                            47,669
  Accumulated net realized gain on investments                                7,842
  Net unrealized appreciation on investments                                  6,306
  Undistributed net investment income                                            60
                                                                      -------------
Total Net Assets -- 100.0%                                            $      61,877
                                                                      -------------
                                                                      -------------
Net Asset Value, Offering and Redemption Price Per
   Share                                                              $       17.27
                                                                      -------------
                                                                      -------------

* NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
CV -- CONVERTIBLE
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FMAC -- FEDERAL MORTGAGE ACCEPTANCE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
(A) -- ZERO COUPON BOND
(B) -- PRIVATE PLACEMENT SECURITY
(C) -- PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 INVESTMENT GRADE BOND FUND

   --------------------------------------------------------------------------
                                                      FACE AMOUNT       VALUE
                                                         (000)          (000)
   --------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 39.2%
  U.S. Treasury Bonds
    7.500%, 11/15/16                                  $      550     $       642
    8.125%, 08/15/19                                       1,100           1,376
    6.125%, 11/15/27                                         375             385
  U.S. Treasury Notes
    5.875%, 11/30/01                                         500             502
    7.250%, 08/15/04                                         250             270
    5.875%, 11/15/05                                         700             704
                                                                     -----------
Total U.S. Treasury Obligations
   (Cost $3,670)                                                           3,879
                                                                     -----------
CORPORATE OBLIGATIONS -- 45.9%
FINANCIALS -- 28.0%
  Aristar
    6.750%, 05/15/99                                         500             504
  General Motors Acceptance
    7.125%, 05/01/01                                         300             308
  General Motors Acceptance, MTN
    6.250%, 01/16/01                                         100             100
    6.750%, 11/04/04                                         200             203
  Great Western Financial
    8.600%, 02/01/02                                         100             107
  Homeside Lending, MTN
    6.875%, 05/15/00                                         335             339
  Korea Development Bank
    7.125%, 09/17/01                                         150             122
  RHG Finance
    8.875%, 10/01/05                                         200             226
  Salomon
    6.500%, 03/01/00                                         350             352
  Service International
    7.375%, 04/15/04                                         250             263
  SunAmerica
    6.200%, 10/31/99                                         250             251
                                                                     -----------
                                                                           2,775
                                                                     -----------
INDUSTRIAL -- 13.9%
  American Home Products
    7.700%, 02/15/00                                         125             129
    7.900%, 02/15/05                                         300             326
  Bausch & Lomb
    6.750%, 12/15/04                                         150             151
  Ikon Capital, MTN
    6.150%, 09/22/99                                         100             100
    6.730%, 06/15/01                                         150             152
  Lockheed Martin
    6.550%, 05/15/99                                          50              50

   --------------------------------------------------------------------------
                                                      FACE AMOUNT       VALUE
                                                         (000)          (000)
   --------------------------------------------------------------------------
  Philip Morris
    7.250%, 09/15/01                                  $      300     $       308
    7.500%, 04/01/04                                         150             157
                                                                     -----------
                                                                           1,373
                                                                     -----------
UTILITIES -- 4.0%
  AT&T Capital, MTN 6.410%, 08/13/99                         250             250
  General Electric Capital, Callable 05/01/00 @
    100 (A) (B) 6.660%, 05/01/18                             150             152
                                                                     -----------
                                                                             402
                                                                     -----------
Total Corporate Obligations
   (Cost $4,508)                                                           4,550
                                                                     -----------
U.S. Government Agency Mortgage-Backed Bonds
   (8.7%)
  FHLMC
    7.500%, 09/01/03                                         244             250
  FNMA
    7.000%, 10/01/03                                         599             608
                                                                     -----------
Total U.S. Government Agency Mortgage-Backed Bonds
   (Cost $853)                                                               858
                                                                     -----------
BANK NOTE -- 1.8%
  Capital One
    6.530%, 11/26/99                                         175             175
                                                                     -----------
Total Bank Note
   (Cost $175)                                                               175
                                                                     -----------
REPURCHASE AGREEMENT -- 2.8%
  Lehman Brothers
    5.580%, dated 12/31/97, matures 01/02/98,
      repurchase price $277,329 (collateralized by
      U.S. Treasury Note: market value $285,061)             277             277
                                                                     -----------
Total Repurchase Agreement
   (Cost $277)                                                               277
                                                                     -----------
Total Investments (98.4%)
   (Cost $9,483)                                                           9,739
                                                                     -----------
OTHER ASSETS AND LIABILITIES, NET -- 1.6%                                    163
                                                                     -----------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 INVESTMENT GRADE BOND FUND -- CONCLUDED

   --------------------------------------------------------------------------
                                                      FACE AMOUNT       VALUE
                                                         (000)          (000)
   --------------------------------------------------------------------------
NET ASSETS:
  Portfolio Shares (unlimited authorization -- no
    par value) based on 971,816 outstanding shares
    of beneficial interest                                           $     9,662
  Accumulated net realized loss on investments                               (16)
  Net unrealized appreciation on investments                                 256
                                                                     -----------
Total Net Assets -- 100.0%                                           $     9,902
                                                                     -----------
                                                                     -----------
Net Asset Value, Offering and Redemption
   Price Per Share                                                   $     10.19
                                                                     -----------
                                                                     -----------

FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
MTN -- MEDIUM TERM NOTE
(A) -- VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997.
(B) -- PUT AND DEMAND FEATURES EXIST REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

 INTERNATIONAL EQUITY FUND

 --------------------------------------------------------------------------
                                                       SHARES     VALUE (000)
 --------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.3%
ARGENTINA -- 0.6%
  YPF Sociedad Anonima, Cl D, ADR                        2,500    $        85
                                                                  -----------
AUSTRALIA -- 4.3%
  Australian & New Zealand Banking Group                18,700            124
  QBE Insurance                                         40,811            184
  Telstra Installment Receipts                         139,000            293
                                                                  -----------
                                                                          601
                                                                  -----------
AUSTRIA -- 0.5%
  Boehler-Uddeholm                                       1,250             73
                                                                  -----------
CANADA -- 1.0%
  Suncor                                                 4,000            137
                                                                  -----------
CZECH REPUBLIC -- 0.6%
  SPT Telecom*                                             750             80
                                                                  -----------
DENMARK -- 0.8%
  Sydbank                                                2,000            114
                                                                  -----------
FINLAND -- 3.3%
  Cultor, Series 2                                       2,000            108
  Finnlines                                                700             28
  Metra, Cl B                                            2,200             52
  Nokia ADR                                              1,800            126
  UPM-Kymmene                                            1,600             32
  Valmet                                                 8,500            117
                                                                  -----------
                                                                          463
                                                                  -----------
FRANCE -- 8.3%
  Accor                                                  1,195            222
  AXA                                                    2,900            224
  Credit Local de France                                 1,250            145
  Elf Aquitaine                                          1,800            209
  Isis                                                     500             55
  Lyonnaise des Eaux                                       700             77
  Technip                                                2,100            222
                                                                  -----------
                                                                        1,154
                                                                  -----------
GERMANY -- 5.9%
  Bayer                                                  7,300            271
  Buderus                                                  225            101
  Commerzbank                                            1,300             51
  Hoechst                                                3,400            118
  Veba                                                   1,500            102
  Volkswagen                                               300            168
                                                                  -----------
                                                                          811
                                                                  -----------

 --------------------------------------------------------------------------
                                                       SHARES     VALUE (000)
 --------------------------------------------------------------------------
GREECE -- 1.1%
  Greek Telecom                                          7,544    $       155
                                                                  -----------
HONG KONG -- (1.8%)
  Asia Satellite                                        24,000             41
  HSBC Holdings                                          6,465            159
  National Mutual Asia                                  46,000             46
                                                                  -----------
                                                                          246
                                                                  -----------
INDONESIA -- 0.1%
  Modern Photo Film, F                                  62,000             18
                                                                  -----------
ISRAEL -- 4.7%
  ECI Telecom                                            8,700            222
  Israel Chemicals                                      81,000            110
  Technomatrix Technologies Limited*                     4,300            145
  Teva Pharmaceuticals ADR                               3,800            180
                                                                  -----------
                                                                          657
                                                                  -----------
ITALY -- 4.7%
  Banca Popolare di Milano                              25,800            162
  ENI                                                   24,600            140
  Istituto Bancario san Paolo di Torino                 22,100            211
  Saipem                                                26,500            139
                                                                  -----------
                                                                          652
                                                                  -----------
JAPAN -- 6.4%
  Canon                                                  6,000            140
  Fuji Photo Film                                        4,000            153
  Honda Motor                                            6,000            220
  Sony                                                     400             36
  Sony ADR                                               1,200            109
  TDK                                                    1,000             75
  Terumo                                                10,000            147
                                                                  -----------
                                                                          880
                                                                  -----------
NETHERLANDS -- 5.6%
  Akzo                                                   1,000            172
  Gist Brocade                                           7,600            189
  Hollandsche Beton Groep                                3,110             58
  Ing Groep                                              5,498            232
  Phillips Electronics                                   2,000            120
                                                                  -----------
                                                                          771
                                                                  -----------
NEW ZEALAND -- 0.2%
  Fletcher Challenge Building                           14,219             29
                                                                  -----------
NORWAY -- 1.6%
  Union Bank of Norway                                   6,050            215
                                                                  -----------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

 INTERNATIONAL EQUITY FUND -- CONCLUDED

 --------------------------------------------------------------------------
                                                       SHARES     VALUE (000)
 --------------------------------------------------------------------------
PANAMA -- 0.9%
  Banco Latinamericano de Exportaciones                  2,900    $       120
                                                                  -----------
PERU -- 0.8%
  CPT Telefoncia del Peru                                3,000             70
  Credicorp                                              2,200             40
                                                                  -----------
                                                                          110
                                                                  -----------
PORTUGAL -- 0.4%
  Banco Espirito Santo                                   1,800             54
                                                                  -----------
SINGAPORE -- 0.6%
  Elec & Eltek International                            18,700             86
                                                                  -----------
SOUTH AFRICA -- 0.9%
  Rembrandt Group                                        7,900             58
  Sasol                                                  6,000             63
                                                                  -----------
                                                                          121
                                                                  -----------
SPAIN -- 2.4%
  Repsol                                                 4,200            179
  Telefonica de Espana                                   5,200            149
                                                                  -----------
                                                                          328
                                                                  -----------
SWEDEN -- 6.0%
  Astra, Cl A                                            5,000             87
  Castellum AB*                                         10,800            107
  Gettinge, Cl B                                         6,700            106
  Haldex AB                                              8,900            132
  Munters                                                8,700             75
  Skandia Forsakrings                                    4,100            193
  Volvo, Cl B                                            4,800            129
                                                                  -----------
                                                                          829
                                                                  -----------
SWITZERLAND -- 8.1%
  Asea Brown Boveri Group                                  105            132
  Nestle                                                   175            262
  Novartis                                                 185            300
  Swiss Bank                                               725            225
 --------------------------------------------------------------------------
                                                       SHARES     VALUE (000)
 --------------------------------------------------------------------------
  Zurich Insurance                                         415    $       198
                                                                  -----------
                                                                        1,117
                                                                  -----------
UNITED KINGDOM -- 20.7%
  Avis Europe                                           78,000            222
  Bank of Ireland                                       19,630            301
  Bass                                                  19,800            307
  BTP                                                   28,900            170
  Caradon                                               55,015            160
  Compass Group                                         16,000            195
  FKI                                                   51,000            161
  Gallaher Group                                        16,700             89
  Imperial Tobacco Group                                 9,000             57
  LucasVarity                                           62,500            221
  Morgan Crucible                                       16,200            122
  National Westminster                                   3,000             50
  Powerscreen International                              1,000             10
  Reckit & Colman                                        5,742             90
  Siebe                                                 10,800            212
  Smith & Nephew                                        55,500            164
  SmithKline Beecham                                    20,012            205
  Storehouse                                            34,700            135
                                                                  -----------
                                                                        2,871
                                                                  -----------
Total Foreign Common Stocks
   (Cost $12,264)                                                      12,777
                                                                  -----------
FOREIGN PREFERRED STOCKS -- 1.2%
GERMANY -- 1.2%
  Man                                                      750            170
                                                                  -----------
Total Foreign Preferred Stocks
   (Cost $184)                                                            170
                                                                  -----------
Total Investments -- 93.5%
   (Cost $12,448)                                                 $    12,947
                                                                  -----------
                                                                  -----------

*NON-INCOME PRODUCING SECURITY
ADR -- AMERICAN DEPOSITORY RECEIPT

CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      THIS PAGE LEFT INTENTIONALLY BLANK.

STATEMENT OF ASSETS AND LIABILITIES (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  FOR THE PERIOD ENDED DECEMBER 31, 1997

                                                                        INTERNATIONAL
                                                                        EQUITY FUND
                                                                        ------------
Assets:
  Investments at Market Value (Cost $12,448)..........................    $ 12,947
  Cash and Foreign Currency...........................................         809
  Receivables for Investment Securities Sold..........................          32
  Receivables for Portfolio Shares Sold...............................          49
  Other Assets........................................................          41
                                                                        ------------
      Total Assets....................................................      13,878
                                                                        ------------
Liabilities:
  Accrued Expenses....................................................          31
                                                                        ------------
  Total Liabilities...................................................          31
                                                                        ------------
Net Assets:
  Portfolio Shares (Unlimited Authorization -- No Par Value) Based on
    1,166,998 Outstanding
    Shares of Beneficial Interest.....................................      13,215
  Undistributed Net Investment Income.................................          32
  Accumulated Net Realized Gain on Investments........................         113
  Accumulated Net Realized Loss on Foreign Currency Transactions......         (12)
  Net Unrealized Appreciation on Investments..........................         499
                                                                        ------------
      Total Net Assets................................................    $ 13,847
                                                                        ------------
                                                                        ------------
Net Asset Value, Offering and Redemption Price Per Share..............    $  11.87
                                                                        ------------
                                                                        ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS FOR THE PERIOD FROM INCEPTION THROUGH DECEMBER 31, 1997

                                                                        SMALL CAP                     INVESTMENT
                                          VALUE INCOME     MID-CAP     EQUITY FUND      CAPITAL       GRADE BOND    INTERNATIONAL
                                           STOCK FUND    EQUITY FUND       (1)        GROWTH FUND        FUND       EQUITY FUND
                                          ------------   -----------   ------------   ------------   ------------   ------------
Investment Income:
  Interest Income.......................    $      208     $      88     $      8       $      261     $    557       $     40
  Dividend Income.......................         1,412           115           26              558           --            131
  Less: Foreign Taxes Withheld..........            --            --           --               --           --            (10)
                                          ------------   -----------        -----     ------------          ---          -----
  Total Investment Income...............         1,620           203           34              819          557            161
                                          ------------   -----------        -----     ------------          ---          -----
Expenses:
  Investment Advisory Fees..............           426           217           13              508           63            100
  Less: Investment Advisory Fees
    Waived..............................          (151)         (118)         (13)            (198)         (63)          (100)
  Less: Reimbursement from Advisor......            --            --           (4)              --           (8)            (6)
  Administrator Fees....................            63            63           12               63           63             75
  Custody Fees..........................            37            14            1               29           --             11
  Transfer Agent Fees...................            26             9            1               21            2             11
  Professional Fees.....................            63            23            1               51            5              8
  Trustee Fees..........................             6             2           --                5            1              1
  Registration Fees.....................             8             1            2                7           --              7
  Printing Expenses.....................            23             3            1               18           (2)             4
  Pricing Fees..........................             2             1           --                2           --             13
  Insurance and Other Fees..............            --            --           --               --            1             --
  Amortization of Deferred Organization
    Costs...............................             2             2           --                2            2              4
                                          ------------   -----------        -----     ------------          ---          -----
      Total Expenses....................           505           217           14              508           64            128
                                          ------------   -----------        -----     ------------          ---          -----
        Net Investment Income (Loss)....         1,115           (14)          20              311          493             33
                                          ------------   -----------        -----     ------------          ---          -----
  Net Realized Gain on Securities
    Sold................................         6,730         2,335           20            7,858           24            113
  Net Realized Loss on Foreign Currency
    Transactions........................            --            --           --               --           --            (12)
  Net Unrealized Appreciation
    (Depreciation) on Investments.......         4,177         1,514         (103)           4,911          220            484
                                          ------------   -----------        -----     ------------          ---          -----
      Net Realized and Unrealized Gain
        (Loss) on Investments and
        Foreign Currency................        10,907         3,849          (83)          12,769          244            585
                                          ------------   -----------        -----     ------------          ---          -----
Increase (Decrease) in Net Assets from
 Operations.............................    $   12,022     $   3,835     $    (63)      $   13,080     $    737       $    618
                                          ------------   -----------        -----     ------------          ---          -----
                                          ------------   -----------        -----     ------------          ---          -----

Amounts designated as "--" are either $0 or have been rounded to $0.

(1) The Small Cap Equity Fund commenced operations on October 22, 1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS

                                         VALUE INCOME STOCK FUND           MID-CAP EQUITY FUND
                                      -----------------------------   -----------------------------
                                        01/01/97-       01/01/96-       01/01/97-       01/01/96-
                                        12/31/97        12/31/96        12/31/97        12/31/96
                                      -------------   -------------   -------------   -------------
Investment Activities:
  Net Investment Income (Loss)......   $    1,115      $      361       $    (14)       $     47
  Net Realized Gain (Loss) on
    Investments and Foreign Currency
    Transactions....................        6,730           1,122          2,335             702
  Net Unrealized Appreciation
    (Depreciation) on Investments...        4,177           1,133          1,514             637
                                      -------------   -------------   -------------   -------------
  Increase in Net Assets Resulting
    from Operations.................       12,022           2,616          3,835           1,386
                                      -------------   -------------   -------------   -------------
Distributions to Shareholders:
  Net Investment Income.............       (1,121)           (355)           (13)            (47)
  Capital Gains.....................         (904)             --           (736)             --
                                      -------------   -------------   -------------   -------------
  Total Distributions...............       (2,025)           (355)          (749)            (47)
                                      -------------   -------------   -------------   -------------
Capital Transactions:
  Proceeds from Shares Issued.......       32,879          24,660          9,159           9,578
  Reinvestment of Cash
    Distributions...................        2,025             355            749              47
  Cost of Shares Repurchased........       (3,370)            (75)        (3,375)            (79)
                                      -------------   -------------   -------------   -------------
  Increase in Net Assets from
    Capital Transactions............       31,534          24,940          6,533           9,546
                                      -------------   -------------   -------------   -------------
  Total Increase in Net Assets......       41,531          27,201          9,619          10,885
                                      -------------   -------------   -------------   -------------
Net Assets:
  Beginning of Period...............       31,216           4,015         14,294           3,409
                                      -------------   -------------   -------------   -------------
  End of Period.....................   $   72,747      $   31,216       $ 23,913        $ 14,294
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------
Shares Issued and Redeemed:
  Shares Issued.....................        2,358           2,116            708             877
  Shares Issued in Lieu of Cash
    Distributions...................          138              30             55               4
  Shares Redeemed...................         (230)             (6)          (257)             (7)
                                      -------------   -------------   -------------   -------------
  Net Share Transactions............        2,266           2,140            506             874
                                      -------------   -------------   -------------   -------------
                                      -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------

    SMALL CAP                                                                             INTERNATIONAL
   EQUITY FUND         CAPITAL GROWTH FUND         INVESTMENT GRADE BOND FUND              EQUITY FUND
  -------------   -----------------------------   -----------------------------   -----------------------------
   10/22/97*-       01/01/97-       01/01/96-       01/01/97-       01/01/96-       01/01/97-      11/07/96*-
    12/31/97        12/31/97        12/31/96        12/31/97        12/31/96        12/31/97        12/31/96
  -------------   -------------   -------------   -------------   -------------   -------------   -------------

    $     20       $      311      $      139       $    493        $    325       $       33      $        1
          20            7,858           1,357             24             (40)             101               1
        (103)           4,911           1,199            220             (34)             484              14
      ------      -------------   -------------   -------------       ------      -------------           ---
         (63)          13,080           2,695            737             251              618              16
      ------      -------------   -------------   -------------       ------      -------------           ---
         (20)            (312)           (138)          (493)           (325)              (1)             (1)
          --           (1,300)             --             --              --           12,992             979
      ------      -------------   -------------   -------------       ------      -------------           ---
         (20)          (1,612)           (138)          (493)           (325)              --              --
      ------      -------------   -------------   -------------       ------      -------------           ---
       7,626           27,091          18,759          4,194           5,002               (1)             (1)
          20            1,612             139            493             325           12,235             980
          --           (3,483)            (44)        (3,068)           (329)          12,852             995
      ------      -------------   -------------   -------------       ------      -------------           ---
       7,646           25,220          18,854          1,619           4,998              995              --
      ------      -------------   -------------   -------------       ------      -------------           ---
       7,563           36,688          21,411          1,863           4,924                1               1
      ------      -------------   -------------   -------------       ------      -------------           ---
          --           25,189           3,778          8,039           3,115             (758)             --
      ------      -------------   -------------   -------------       ------      -------------           ---
    $  7,563       $   61,877      $   25,189       $  9,902        $  8,039       $   13,847      $      995
      ------      -------------   -------------   -------------       ------      -------------           ---
      ------      -------------   -------------   -------------       ------      -------------           ---
         772            1,771           1,567            421             506            1,136              98
           2              100              11             49              33               --              --
          --             (216)             (4)          (309)            (33)             (67)             --
      ------      -------------   -------------   -------------       ------      -------------           ---
         774            1,655           1,574            161             506            1,069              98
      ------      -------------   -------------   -------------       ------      -------------           ---

* Commencement of Operations

Amounts designated as "--" are either $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  FOR THE PERIODS ENDED THROUGH DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     NET       NET REALIZED AND
                                                  INVESTMENT   UNREALIZED GAINS
                              NET ASSET VALUE       INCOME         (LOSSES)        DISTRIBUTIONS FROM       DISTRIBUTIONS FROM
                            BEGINNING OF PERIOD     (LOSS)      ON INVESTMENTS    NET INVESTMENT INCOME   REALIZED CAPITAL GAINS
                            -------------------   ----------   ----------------   ---------------------   ----------------------
VALUE INCOME STOCK FUND
                 1997             $12.41            $ 0.28          $ 3.02               $(0.28)                  $(0.22)
                 1996              10.67              0.23            1.74                (0.23)                      --
                 1995(1)           10.00              0.06            0.67                (0.06)                      --
MID-CAP EQUITY FUND(A)
                 1997             $11.86            $(0.01)         $ 2.64               $(0.01)                  $(0.51)
                 1996              10.27              0.06            1.59                (0.06)                      --
                 1995(1)           10.00              0.05            0.27                (0.05)                      --
SMALL CAP EQUITY FUND
                 1997(3)          $10.00            $ 0.03          $(0.23)              $(0.03)                  $   --
CAPITAL GROWTH FUND
                 1997             $13.06            $ 0.10          $ 4.63               $(0.10)                  $(0.42)
                 1996              10.66              0.12            2.40                (0.12)                      --
                 1995(1)           10.00              0.04            0.66                (0.04)                      --
INVESTMENT GRADE BOND FUND
                 1997             $ 9.92            $ 0.58          $ 0.27               $(0.58)                  $   --
                 1996              10.25              0.54           (0.33)               (0.54)                      --
                 1995(1)           10.00              0.13            0.25                (0.13)                      --
INTERNATIONAL EQUITY FUND
                 1997             $10.16            $ 0.03          $ 1.68               $   --                   $   --
                 1996(2)           10.00              0.01            0.16                (0.01)                      --

(1) Commenced operations on October 2, 1995. All ratios for the period have been annualized.
(2) Commenced operations on November 7, 1996. All ratios for the period have been annualized.
(3) Commenced operations on October 22, 1997. All ratios for the period have been annualized.
(4) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
 *   Returns are for the period indicated and have not been annualized.
     (a) During the fiscal year ended December 31, 1996, the Aggressive Growth Fund changed its name to the Mid-Cap Equity Fund.

Amounts designated as "--" are either $0 or rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                                                       RATIO OF
                                                                      EXPENSES TO           RATIO OF
                                                                      AVERAGE NET        NET INVESTMENT
                                                     RATIO OF           ASSETS           INCOME (LOSS)
                                     RATIO OF     NET INVESTMENT      (EXCLUDING         TO AVERAGE NET
NET ASSET             NET ASSETS   EXPENSES TO   INCOME (LOSS) TO       WAIVERS              ASSETS         PORTFOLIO   AVERAGE
VALUE END   TOTAL       END OF     AVERAGE NET     AVERAGE NET            AND          (EXCLUDING WAIVERS   TURNOVER   COMMISSION
OF PERIOD  RETURN    PERIOD (000)     ASSETS          ASSETS        REIMBURSEMENTS)   AND REIMBURSEMENTS)     RATE      RATE(4)
---------  -------   ------------  ------------  ----------------  -----------------  --------------------  ---------  ----------

 $15.21     26.82%     $72,747        0.95%            2.09%             1.23%                1.81%          104.84%    $0.0536
  12.41     18.64       31,216        0.95             2.45              1.95                 1.45            79.80      0.0540
  10.67      7.31*       4,015        0.95             2.98              5.72                (1.79)            7.17         n/a

 $13.97     22.23%     $23,913        1.15%           (0.07)%            1.77%               (0.69)%         138.98%    $0.0322
  11.86     16.05       14,294        1.15             0.58              2.79                (1.06)          139.60      0.0530
  10.27      3.19*       3,409        1.15             2.22              6.34                (2.97)           13.29         n/a

 $ 9.77     (2.05)%*   $ 7,563        1.20%            1.62%             2.66%                0.16%            4.11%    $0.0320

 $17.27     36.54%     $61,877        1.15%            0.70%             1.60%                0.25%          195.86%    $0.0503
  13.06     23.75       25,189        1.15             1.15              2.43                (0.13)          148.48      0.0530
  10.66      6.96*       3,778        1.15             1.69              6.18                (3.34)            8.05         n/a

 $10.19      8.84%     $ 9,902        0.75%            5.81%             1.58%                4.98%          219.22%        n/a
   9.92      2.29        8,039        0.75             5.54              2.78                 3.51           303.30         n/a
  10.25      3.68*       3,115        0.75             5.04              6.05                (0.26)          108.55         n/a

 $11.87     16.84%     $13,847        1.60%            0.41%             2.93%               (0.92)%          99.24%    $0.0248
  10.16      1.70*         995        1.60             1.83             31.39               (27.96)              --      0.0620

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

1.  ORGANIZATION
    The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with six funds: the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund, the Capital Growth Fund, the International Equity Fund (collectively "the Equity Funds") and the Investment Grade Bond Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objective policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Trust. These policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION -- Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are valued at the last quoted sales price, if readily available for such equity securities, on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.

    Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.

    FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities held by the Investment Grade Bond and the Equity Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

    REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

    NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the respective class of the Fund. The offering price per share for the shares of the Investment Grade Bond and Equity Funds is the net asset value per share.

    FOREIGN CURRENCY TRANSACTIONS -- With respect to the International Equity Fund, the books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    - market value of investment securities, assets and liabilities at the current rate of exchange; and

    - purchases and sales of investment securities, income, and expenses at the relevent rates of exchange prevailing on the respective dates of such transactions.

    The International Equity Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

--------------------------------------------------------------------------------

    The International Equity Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

    OTHER -- Distributions from net investment income for the Investment Grade Bond Fund are declared daily and paid monthly to shareholders. Distributions from net investment income for the Value Income Stock Fund, the Mid-Cap Equity Fund, the Small Cap Equity Fund and the Capital Growth Fund are declared and paid quarterly to shareholders. Distributions from net investment income for the International Equity Fund are declared and paid annually to shareholders. Any net realized capital gains are distributed to shareholders at least annually. Expenses related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets.

    RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/ tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to a net operating loss in the Mid-Cap Equity Fund and the classification of short-term capital gains and ordinary income for tax purposes related to the other funds, have been reclassified to/ from the following accounts:

                                                       UNDISTRIBUTED
                                      ACCUMULATED     NET INVESTMENT
                                     REALIZED GAIN        INCOME
                                         (000)             (000)
                                    ---------------  -----------------
Value Income Stock Fund...........     $    (225)        $     225
Mid-Cap Equity Fund...............           (27)               27
Capital Growth Fund...............           (60)               60

    These reclassifications have no effect on net assets or net asset values per share.

    USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3.  ADMINISTRATION AND DISTRIBUTION AGREEMENTS
    The Trust and SEI Fund Resources (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated August 18, 1995 as amended November 19, 1997. Under the terms of the Administration Agreement the Administrator is entitled to a fee, subject to a minimum, (expressed as a percentage of the combined average daily net assets of the Trust and the STI Classic Funds) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion, and .06% for over $10 billion.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated August 2, 1995 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SEI Investments Distribution Co. ("the Distributor") are parties to a Distribution Agreement dated August 2, 1995. The Distributor receives no fees for its services under this agreement.

4.  INVESTMENT ADVISORY AGREEMENT
    Investment advisory services are provided to the Trust by STI Capital Management, N.A. ("STI Capital"). Under the terms of the investment advisory agreements, STI Capital is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate of .74%, 1.15%, .80%, 1.15%, 1.15% and 1.25% of the average daily net assets of the Investment Grade Bond Fund, Capital Growth Fund, Value Income Stock Fund, Mid-Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. STI Capital has voluntarily agreed to waive all or a portion of its fees (and to reimburse Funds' expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

SunTrust Bank, Atlanta acts as Custodian for all the Funds except the International Equity Fund which has a custodian agreement with the Bank of New York. Fees of the Custodian are paid on the basis of net assets. The

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST FUNDS  DECEMBER 31, 1997

4.  INVESTMENT ADVISORY AGREEMENT (CONTINUED)
Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

5.  ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
    The Trust incurred organization costs of approximately $55,566. These costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. The costs include legal fees of approximately $44,153 for organizational work performed by a law firm of which two officers of the Trust are partners. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

6.  INVESTMENT TRANSACTIONS
    The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the period ended December 31, 1997 were as follows:

                                                             U.S. GOVT.   U.S. GOVT.
                                      PURCHASES     SALES     PURCHASES      SALES
                                        (000)       (000)       (000)        (000)
                                     -----------  ---------  -----------  -----------
Value Income Stock Fund............   $  75,585   $  51,313   $  --        $  --
Mid-Cap Equity Fund................      29,295      24,286      --           --
Small Cap Equity Fund..............       7,395         241      --           --
Capital Growth Fund................      99,913      78,380      --           --
Investment Grade Bond Fund.........       7,439       6,010      11,789       11,576
International Equity Fund..........      18,768       7,145      --           --

At December 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Investment Grade Bond and Equity Funds at December 31, 1997 was as follows:

                                                               NET
                                                           UNREALIZED
                                APPRECIATED  DEPRECIATED  APPRECIATION/
                                SECURITIES   SECURITIES   DEPRECIATION
                                   (000)        (000)         (000)
                                -----------  -----------  -------------
Value Income Stock Fund.......   $   6,482    $    (975)    $   5,507
Mid-Cap Equity Fund...........       3,304       (1,087)        2,217
Small Cap Equity Fund.........         225         (328)         (103)
Capital Growth Fund...........       7,081         (775)        6,306
Investment Grade Bond Fund....         284          (28)          256
International Equity Fund.....         992         (493)          499

7.  CONCENTRATION OF CREDIT RISK
    The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S & P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

8.  CONSENT OF SOLE SHAREHOLDER
    On October 20, 1997, the sole shareholder of the Small Cap Equity Fund (the "Fund") approved the following appointments: SEI Fund Resources to serve as administrator of the Fund, STI Capital Management, N.A. to serve as investment advisor to the assets of the Fund and SEI Investments Distribution Co. to serve as distributor of the shares of the Fund.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of STI Classic Variable Trust:

We have audited the accompanying statements of net assets of the Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust (the "Trust") as of December 31, 1997, and the related statements of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securites transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Income Stock, Mid-Cap Equity, Small Cap Equity, Capital Growth, Investment Grade Bond and International Equity Funds of STI Classic Variable Trust as of December 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
January 30, 1998